                                                Filed Pursuant to Rule 497(e)
                                                Registration File No. 33-65632


[LOGO OMITTED] SCHRODERS

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PROSPECTUS
JULY 24, 2002


SCHRODER MUTUAL FUNDS
Investor Shares

This Prospectus describes seven mutual funds offered by Schroder Capital Funds (Delaware) and Schroder Series Trust (each a "Trust"). Schroder Investment Management North America Inc. ("Schroder") manages the Funds.

    SCHRODER EMERGING MARKETS FUND seeks long-term capital appreciation through investment principally in equity securities of companies in emerging market countries in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa.

    SCHRODER INTERNATIONAL FUND seeks long-term capital appreciation through investment in securities markets outside the United States.

    SCHRODER MIDCAP VALUE FUND seeks long-term capital appreciation. The Fund invests principally in equity securities of mid-cap companies (companies with market capitalizations of between $1 and $10 billion).

    SCHRODER SMALL CAPITALIZATION VALUE FUND seeks capital appreciation. The Fund invests principally in equity securities of companies with small market capitalizations (generally less than $2.2 billion).

    SCHRODER ULTRA FUND seeks long-term capital appreciation. The Fund typically invests in a diversified portfolio of common stocks Schroder believes offer the potential for capital appreciation. The Fund may invest in securities issued by companies in any industry sector or of any size, although Schroder currently expects that a substantial portion of the Fund's assets will be invested in securities of companies with market capitalizations of $500 million or less. (Shares of Schroder Ultra Fund are not currently being offered to the public generally, and may be purchased only by existing shareholders and by employees of Schroder Investment Management North America Inc. and its affiliates.)

    SCHRODER U.S. LARGE CAP EQUITY FUND seeks growth of capital. The Fund invests principally in equity securities of companies in the United States.

    SCHRODER U.S. OPPORTUNITIES FUND (formerly, Schroder U.S. Smaller Companies Fund) seeks capital appreciation. The Fund invests in equity securities of companies in the United States with market capitalizations of $2.2 billion or less.

You can call the Schroder Mutual Funds at (800) 464-3108 to find out more about these Funds and other funds in the Schroder family.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                      PAGE
                                                     -----
SUMMARY INFORMATION ................................    3

  Schroder Emerging Markets Fund ...................    3

  Schroder International Fund ......................    5

  Schroder MidCap Value Fund .......................    7

  Schroder Small Capitalization Value Fund .........    8

  Schroder Ultra Fund ..............................   10

  Schroder U.S. Large Cap Equity Fund ..............   11

  Schroder U.S. Opportunities Fund .................   12

FEES AND EXPENSES ..................................   14

OTHER INVESTMENT STRATEGIES AND RISKS ..............   16

MANAGEMENT OF THE FUNDS ............................   22

HOW THE FUNDS' SHARES ARE PRICED ...................   23

HOW TO BUY SHARES ..................................   24

HOW TO SELL SHARES .................................   26

EXCHANGES ..........................................   28

DIVIDENDS AND DISTRIBUTIONS ........................   28

TAXES ..............................................   28

FINANCIAL HIGHLIGHTS ...............................   29

ACCOUNT APPLICATION ................................  A-1

PRIVACY STATEMENT ..................................  B-1

SUMMARY INFORMATION

The Funds offered by Schroder Capital Funds (Delaware) and Schroder Series Trust provide a broad range of investment choices. This summary identifies each Fund's investment objective, principal investment strategies, and principal risks.

The summary for each Fund includes a bar chart that shows how the investment returns of that Fund's Investor Shares have varied from year to year by setting forth returns for each of its last ten full calendar years of operation (or for such full calendar years since the Fund commenced operations, if shorter). The table following each bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years or the life of the Fund (as applicable), compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in a Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on investments in the Funds. References in any of the discussions of the Funds' investment policies below to 80% of a Fund's "net assets" refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.


SCHRODER EMERGING MARKETS FUND

o  INVESTMENT OBJECTIVE. To seek long-term capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of companies determined by Schroder to be "emerging market" issuers. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

   The Fund invests principally in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. "Emerging market" countries are countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. Schroder has determined, based on an analysis of current economic and political factors pertaining to Hong Kong SAR, that Hong Kong SAR should be considered as an emerging market country for purposes of the Fund's eligible investments. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund normally will invest in at least three countries other than the United States.

   The Fund invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

   The Fund also may do the following:

     o Invest in securities of closed-end investment companies that invest primarily in foreign securities, including securities of emerging market issuers.

     o Invest up to 20% of its assets in debt securities, including lower quality, high yielding debt securities (sometimes referred to as "high yield" or "junk" bonds), which entail certain risks.

     o Invest up to 5% of its assets in sovereign debt securities that are in default.

 o PRINCIPAL RISKS.

     o Emerging Markets. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies and involve certain special risks associated with smaller capitalization companies.

     o Foreign Securities. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

     o Geographic Concentration. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

     o Non-Diversified Mutual Fund. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

     o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

     o Fixed-Income Securities. The Fund may invest in fixed-income securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).

     o High-Yield/Junk Bonds. Securities rated below investment grade ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

                SCHRODER EMERGING MARKETS FUND -- INVESTOR SHARES

[GRAPHIC OMITTED]

                               Calendar Year End
                    1998            1999          2000           2001
Annual Return      -16.53%         79.87%        -33.91%        -6.52%

During the periods shown above, the highest quarterly return was 29.54% for the quarter ended June 30, 1999, and the lowest was -24.95% for the quarter ended September 30, 2001.

For the period from January 1, 2002 through June 30, 2002, the total return on shares of the Fund was -1.24%.


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AVERAGE ANNUAL TOTAL RETURNS                                            ONE          LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2001)                                   YEAR       (SINCE 10/31/97)
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 Schroder Emerging Markets Fund                                         -6.52%          -1.67%
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 Morgan Stanley Capital International Emerging Markets Free Index*      -2.37%          -3.65%
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* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent the MSCI EMF Index (ex-Malaysia).


SCHRODER INTERNATIONAL FUND

o INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies domiciled outside of the United States, and will invest in securities of companies domiciled in at least three countries other than the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

   The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East.

   The Fund invests in issuers that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

   The Fund also may do the following:

     o Invest in securities of issuers domiciled or doing business in "emerging market" countries.

     o Invest in securities of closed-end investment companies that invest primarily in foreign securities.

 o PRINCIPAL RISKS.

     o Foreign Securities. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

     o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

     o Geographic Concentration. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

     o Emerging Markets. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.


                SCHRODER INTERNATIONAL FUND -- INVESTOR SHARES

[GRAPHIC OMITTED]

                                Calendar Year End
                   1992       1993      1994       1995      1996      1997     1998     1999     2000     2001
Annual Return    -4.01%      45.72%    -0.27%     11.57%     9.93%     3.34%   13.52%   30.99%   -2.29%  -25.81%

During the periods shown above, the highest quarterly return was 21.57% for the quarter ended December 31, 1999, and the lowest was -16.72% for the quarter ended March 31, 2001.

For the period from January 1, 2002 through June 30, 2002, the total return on shares of the Fund was -3.86%.

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AVERAGE ANNUAL TOTAL RETURNS                            ONE          FIVE          TEN
(FOR PERIODS ENDED DECEMBER 31, 2001)                  YEAR          YEARS        YEARS
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 Schroder International Fund                           -25.81%       2.18%        6.66%
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 Morgan Stanley Capital International EAFE Index*      -21.32%       0.99%        5.29%
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* The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.


SCHRODER MIDCAP VALUE FUND

o  INVESTMENT OBJECTIVE. To seek long-term capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of mid-cap companies, as defined by Schroder. For these purposes, Schroder currently considers mid-cap companies to be those with market capitalizations of between $1 billion and $10 billion measured at the time of investment. The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.

   Under normal circumstances, the Fund invests primarily in equity securities Schroder believes to be undervalued relative to similar companies, to the equity markets overall, or to their own historical market valuations. In selecting securities for the Fund, Schroder seeks to identify undervalued companies that may possess, among other characteristics, above average financial quality, strong management, and dominance in a niche market or a strong position in a larger market. The Fund will normally invest in no more than 50 companies.

o  PRINCIPAL RISKS.

     o Mid-Cap Companies. The Fund invests principally in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies (though often less so than small companies). Like small companies (although often to a lesser degree), mid-cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the price of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about mid-cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

     o Value Securities. A principal strategy of the Fund is to invest in securities of companies Schroder believes to be undervalued. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects proves wrong or is not recognized by the market, the price of its securities may decline or may not approach the value that Schroder anticipates.

                 SCHRODER MIDCAP VALUE FUND -- INVESTOR SHARES

[GRAPHIC OMITTED]
                               Calendar Year End
                    1998           1999          2000         2001
Annual Return       2.19%          8.26%        18.22%       -0.47%

During the periods shown above, the highest quarterly return was 24.26% for the quarter ended December 31, 1998, and the lowest was -22.19% for the quarter ended September 30, 1998.

For the period from January 1, 2002 through June 30, 2002, the total return on shares of the Fund was -6.60%.

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AVERAGE ANNUAL TOTAL RETURNS                  ONE         LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2001)         YEAR       (SINCE 8/1/97)
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 Schroder MidCap Value Fund                  -0.47%          7.80%
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 Russell Midcap Index*                       -5.62%          8.10%
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 Russell Midcap Value Index*                  2.33%          7.98%
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* The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. The Russell Midcap Index has replaced the Russell Midcap Value Index in this Prospectus as a comparative index because Schroder believes that the Russell Midcap Index is more representative of the Fund's investment universe. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap Value Index measures the performance of companies in the Russell Midcap Index (the smallest 800 stocks of the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.


SCHRODER SMALL CAPITALIZATION VALUE FUND

o  INVESTMENT OBJECTIVE. To seek capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of companies with small market capitalizations, as defined by Schroder. For these purposes, Schroder currently considers small capitalization companies to be those with market capitalizations of less than $2.2 billion measured at the time of investment. The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.

   Under normal circumstances, the Fund invests primarily in equity securities Schroder believes to be undervalued relative to similar companies, to the equity markets overall, or to their own historical market valuations. In selecting securities for the Fund, Schroder seeks to identify undervalued companies that may possess, among other characteristics, above average financial quality, strong management, and dominance in a niche market or a strong position in a larger market. The Fund will normally invest in no more than 50 companies.

o  PRINCIPAL RISKS.

     o Small Companies. The Fund invests principally in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the price of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

     o Value Securities. A principal strategy of the Fund is to invest in securities of companies Schroder believes to be undervalued. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects proves wrong or is not recognized by the market, the price of its securities may decline or may not approach the value that Schroder anticipates.


          SCHRODER SMALL CAPITALIZATION VALUE FUND -- INVESTOR SHARES

[GRAPHIC OMITTED]
                               Calendar Year End
                    1995     1996     1997     1998      1999     2000     2001
Annual Return      23.39%   23.91%   32.13%   -6.19%    4.81%    32.90%    0.29%

During the periods shown above, the highest quarterly return was 22.24% for the quarter ended June 30, 1999, and the lowest was -19.42% for the quarter ended September 30, 1998.

For the period from January 1, 2002 through June 30, 2002, the total return on shares of the Fund was -8.52%.

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AVERAGE ANNUAL TOTAL RETURNS                  ONE          FIVE        LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2001)         YEAR         YEARS       (SINCE 2/16/94)
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 Schroder Small Capitalization Value Fund      0.29%       11.61%         12.42%
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 Russell 2000 Index*                           2.49%        7.52%          9.56%
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 Russell 2000 Value Index*                    14.02%       11.21%         12.19%
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* The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.

   The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index.

   The Russell 2000 Value Index measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth values.

SCHRODER ULTRA FUND

Shares of Schroder Ultra Fund are not currently being offered to the public generally, and may be purchased only by existing shareholders and by employees of Schroder and its affiliates.

o  INVESTMENT OBJECTIVE. Long-term capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund typically invests in a diversified portfolio of common stocks that Schroder believes offers the potential for capital appreciation. The Fund pursues an aggressive trading strategy by investing in securities issued by companies in any industry sector or of any size. Schroder currently expects that a substantial portion of the Fund's assets will normally be invested in securities of companies with market capitalizations of $500 million or less (sometimes referred to as "micro cap" companies) measured at the time of investment.

   Schroder seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in securities of small, unseasoned companies, as well as securities of more established companies.

   The Fund may buy put options on securities or sell securities short if Schroder believes that those securities are likely to decline in value. The Fund may also buy call or put options or buy or sell futures contracts on market indexes if Schroder expects a general increase or decrease in the values of securities within a market sector or of securities generally.

   The Fund has an active trading strategy which may lead to high levels of portfolio turnover and correspondingly higher Fund expenses and tax liability for shareholders.

   The Fund may, at times, hold a substantial portion of its assets in cash, either pending investment or if Schroder believes that market conditions warrant.

   The Fund also may do the following:

     o Purchase securities of a company in the company's initial public offering of securities.

     o Invest in closed-end investment companies and in exchange-traded mutual funds.

o  PRINCIPAL RISKS.

     o Small Companies. The Fund typically invests a substantial portion of its assets in micro cap companies, and is therefore particulary sensitive to the risks associated with small companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earning potential or assets.

     o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.

     o Initial Public Offerings (IPOs). The Fund may purchase securities of companies in initial public offerings of their securities. Such investments are subject generally to the risks described above under "Small Companies." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile. During certain of the periods covered in the bar chart and table below, the Fund invested in a significant number of IPOs.

     o Derivatives/Short Sales. The Fund is subject to the risks associated with investments in derivative instruments and short sales, including the risk that a derivative instrument or short sale may not work as intended due to unanticipated developments in market conditions or other causes, or that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at a particular time or at an acceptable price. It is also possible that the Fund will incur a loss in connection with a derivative or short-sale transaction because the price of the derivative or the security or index on which it is based does not move in the direction, or in the amounts, anticipated by Schroder.

                    SCHRODER ULTRA FUND -- INVESTOR SHARES+

[GRAPHIC OMITTED]
                               Calendar Year End
                      1998           1999           2000            2001
Annual Return        63.04%         94.92%        148.29%          73.46%

During the periods shown above, the highest quarterly return was 41.63% for the quarter ended March 31, 2000, and the lowest was -2.85% for the quarter ended September 30, 1998.

For the period from January 1, 2002 through June 30, 2002, the total return on shares of the Fund was 22.90%.

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AVERAGE ANNUAL TOTAL RETURNS                  ONE          LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2001)         YEAR        (SINCE 10/15/97)
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 Schroder Ultra Fund                         73.46%            89.53%
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 Russell 2000 Index*                          2.49%             2.60%
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* The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

+ Effective March 1, 2001, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the performance results shown in the bar chart and table above would not necessarily have been achieved under the Fund's current policies.


SCHRODER U.S. LARGE CAP EQUITY FUND

o  INVESTMENT OBJECTIVE. To seek growth of capital.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests substantially all of its assets in equity securities of large capitalization companies in the United States. Currently, Schroder considers large capitalization companies to be companies with market capitalizations of more than $5 billion measured at the time of investment. The Fund invests in a variety of equity securities including common and preferred stocks and warrants to purchase common and preferred stocks.

   The Fund may invest in companies that Schroder believes offer the potential for capital growth. For example, the Fund may invest in companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth. The Fund also may invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by Schroder.

o  PRINCIPAL RISKS.

     o Equity Securities. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.


             SCHRODER U.S. LARGE CAP EQUITY FUND -- INVESTOR SHARES

[GRAPHIC OMITTED]

                                Calendar Year End
  1992      1993      1994      1995     1996      1997      1998      1999      2000      2001
 15.23%    12.50%    -5.81%    28.03%   21.48%    23.33%    21.94%    30.91%    -5.84%    -16.45%

During the periods shown above, the highest quarterly return was 26.48% for the quarter ended December 31, 1998, and the lowest was --15.95% for the quarter ended September 30, 2001.

For the period from January 1, 2002 through June 30, 2002, the total return on shares of the Fund was -18.44%.

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AVERAGE ANNUAL TOTAL RETURNS                 ONE          FIVE         TEN
(FOR PERIODS ENDED DECEMBER 31, 2001)        YEAR         YEARS        YEARS
--------------------------------------------------------------------------------
 Schroder U.S. Large Cap Equity Fund        -16.45%        9.14%       11.47%
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 Standard & Poor's 500 Index*               -11.88%       10.70%       12.93%
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* The Standard & Poor's 500 Index is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.


SCHRODER U.S. OPPORTUNITIES FUND

o  INVESTMENT OBJECTIVE. To seek capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. In selecting investments for the Fund, Schroder seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

   Under current market conditions, the Fund expects to invest primarily in equity securities of companies in the United States that have market capitalizations of $2.2 billion or less measured at the time of investment. However, the Fund may invest any portion of its assets in equity securities of larger companies and in debt securities, if Schroder believes they offer the potential for capital appreciation. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets in securities of companies Schroder considers to be located in the United States.

o  PRINCIPAL RISKS.

     o Small Companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.


             SCHRODER U.S. OPPORTUNITIES FUND -- INVESTOR SHARES+

[GRAPHIC OMITTED]

                                Calendar Year End
                    1994      1995      1996     1997       1998      1999      2000      2001
Annual Return      4.45%     49.08%    22.29%   26.86%     -9.23%    13.10%    31.22%    11.56%

During the periods shown above, the highest quarterly return was 18.60% for the quarter ended June 30, 1997, and the lowest was -23.27% for the quarter ended September 30, 1998.

For the period from January 1, 2002 through June 30, 2002, the total return on shares of the Fund was -7.12%.

AVERAGE ANNUAL TOTAL RETURNS                 ONE          FIVE        LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2001)        YEAR         YEARS       (SINCE 8/6/93)
 Schroder U.S. Opportunities Fund           11.56%       13.78%           18.18%
 Russell 2000 Index*                         2.49%        7.52%           10.45%

* The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

+ Effective July 24, 2002, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the performance results shown in the bar chart and table above would not necessarily have been achieved under the Fund's current policies.

FEES AND EXPENSES
THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR SHARES OF THE FUNDS.


SHAREHOLDER FEES (paid directly from your investment):


        Maximum Sales Load Imposed on Purchases ....................     None
        Maximum Deferred Sales Load ................................     None
        Maximum Sales Load Imposed on Reinvested Dividends .........     None
        Redemption Fee:
           Schroder International Fund .............................     2.00%(1)
           All Other Funds .........................................     None
        Exchange Fee ...............................................     None

(1) Shares of Schroder International Fund held for three months or less are subject to a redemption fee of 2.00%. The fee applies only to shares of the Fund purchased on or after November 1, 2000.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):


                                                                               SCHRODER                  SCHRODER
                             SCHRODER                         SCHRODER           SMALL                  U.S. LARGE     SCHRODER
                             EMERGING         SCHRODER         MIDCAP       CAPITALIZATION   SCHRODER       CAP          U.S.
                              MARKETS      INTERNATIONAL        VALUE            VALUE         ULTRA      EQUITY     OPPORTUNITIES
                               FUND             FUND            FUND             FUND          FUND        FUND          FUND
                         ---------------- --------------- ---------------- ---------------- ---------- ------------ --------------
 Management
  Fees(1) ..............       1.25%            0.73%            0.90%            0.95%         1.50%       0.75%         0.75%
 Distribution
  (12b-1) Fees .........       None              None            None             None          None        None          None
 Other
  Expenses(1) ..........       1.13             0.68             2.53             0.71          0.53        1.01          1.08
                             --------          -------         --------          -----         -----       -----         -----
 Total Annual
  Fund
  Operating
  Expenses .............       2.38             1.41             3.43             1.66          2.03        1.76          1.83
 Fee Waiver and/
  or Expense
  Limitation ...........      (0.68)(2)        (0.16)(2)        (2.08)(2)         N/A           N/A         N/A           N/A
                             --------          -------         --------          -----         -----       -----         -----
 Net Expenses ..........       1.70(2)          1.25(2)          1.35(2)          1.66          2.03        1.76          1.83

(1) Management Fee for each Fund include all fees payable to Schroder and its affiliates for investment advisory and fund administration services. The Funds also pay administrative or sub-administrative fees directly to SEI Investments Mutual Funds Services, and those fees are included under "Other Expenses".

(2) The Net Expenses shown for the noted Funds reflect the effect of contractually imposed expense limitations and/or fee waivers, in effect through October 31, 2002, on the Total Annual Fund Operating Expenses of the Funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown on the previous page (except, in the first year, the operating expenses are the same as the Fund's Net Expenses shown on the previous page). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:


                                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                             --------   ---------   ---------   ---------
Schroder Emerging Markets Fund*                $174        $685      $1,221      $2,688
Schroder International Fund*                   $128        $433      $  760      $1,686
Schroder MidCap Value Fund*                    $138        $872      $1,628      $3,619
Schroder Small Capitalization Value Fund       $170        $527      $  909      $1,978
Schroder Ultra Fund                            $208        $643      $1,103      $2,376
Schroder U.S. Large Cap Equity Fund            $180        $559      $  962      $2,087
Schroder U.S. Opportunities Fund               $188        $581      $  998      $2,163

* Assuming for all periods that the operating expenses of the following Funds remain the same as Net Expenses set forth on the previous page, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:

   Schroder Emerging Markets Fund -- $174, $540, $930, and $2,021. Schroder International Fund -- $128, $399, $690, and $1,518.
   Schroder MidCap Value Fund -- $138, $430, $744, and $1,632.

OTHER INVESTMENT STRATEGIES AND RISKS

A Fund may not achieve its objective in all circumstances. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its total return or yield. It is possible to lose money by investing in the Funds.


RISKS OF INVESTING IN THE FUNDS

     o Foreign Securities and Currencies. Except as otherwise noted in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities. Schroder International and Schroder Emerging Markets Funds invest substantial portions of their assets in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

        In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

        If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

        A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

        In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Funds may invest in American Depository Receipts (ADRs). ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States. Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

        Special tax considerations apply to foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid.

     o Emerging Market Securities. Schroder Emerging Markets Fund will invest principally in "emerging markets" securities and Schroder International Fund may invest in these securities.

        Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. Schroder Emerging Markets Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in emerging market countries and not on any exchange, which may affect the liquidity of such investments and expose the Fund to the credit risk of its counterparties in trading those investments.

        Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

     o Fixed-Income Securities. To varying extents, all of the Funds may invest in fixed-income securities. Fixed-income securities are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest.

        Market (Interest Rate) Risk. Market risk associated with an investment by a Fund in fixed-income securities relates to the possibility that interest rates will rise or fall in ways not anticipated by Schroder. Changes in the market values of fixed-income securities are largely an inverse function of changes in the current level of interest rates. During periods of falling interest rates, the values of fixed-income securities generally rise. During periods of rising interest rates, the values of fixed-income securities generally decline. Fluctuations in the market value of a Fund's fixed-income securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value.

        Credit Risk. Credit risk associated with fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Fixed-income securities held by a Fund are subject to some degree of risk that the issuers of the securities will have their credit ratings downgraded or will default. Nearly all fixed-income securities are subject to some credit risk, whether the issuers of the securities are corporations, states, local governments, or foreign governments. Even certain U.S. Government securities are subject to credit risk. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Schroder will monitor the investment to determine whether keeping the security will help to achieve the Fund's investment objective.

     o High-Yield/Junk Bonds. To varying extents, all of the Funds, with the exception of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund, may invest in securities rated below investment grade, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Rating Services (or, if they are unrated, determined by Schroder to be of comparable quality). See the Statements of Additional Information for the Funds for further descriptions of securities ratings assigned by Moody's and Standard and Poor's. Lower-rated securities lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. This would likely make the values of lower-rated securities held by a Fund more volatile than those of higher-rated securities, and could limit a Fund's ability to liquidate its securities.

     o Derivative Instruments. To the extent permitted by a Fund's investment policies as set forth in this Prospectus or in the Funds' Statements of Additional Information, a Fund may buy or sell a variety of "derivative" instruments (for example, options, futures, or indices) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

     o Short Sales. All of the Funds, with the exception of Schroder U.S. Large Cap Equity Fund, may sell securities short. Schroder Emerging Markets Fund may only engage in short sales if that Fund owns, or has the right to obtain, securities equivalent in kind and amount to any securities sold short (short sales "against the box"). A Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when Schroder anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security or "close" the short position. Short positions will result in a loss if the market price of the security in question increases between the date when a Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where a Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     o U.S. Government Securities. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

     o Risks of Smaller Capitalization Companies. Each of the Funds and, in particular, Schroder Emerging Markets, Schroder U.S. Opportunities, Schroder Ultra, Schroder Small Capitalization Value, and Schroder MidCap Value Funds, may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small, and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     o Initial Public Offerings. Each of the Funds may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so.


OTHER INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Summary Information section above, the Funds may at times, but are not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

     o Foreign Currency Exchange Transactions. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic, and financial conditions, which may be difficult to predict. A Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

        In particular, a Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

        From time to time, a Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). A Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.

        The Funds may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

        A Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of any Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, each Fund may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time.

     o Securities Loans and Repurchase Agreements. To the extent permitted by a Fund's investment policies as set forth in the Statements of Additional Information, the Funds may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

     o When-Issued, Delayed Delivery, and Forward Commitment Transactions. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

     o Investment in Other Investment Companies. Each Fund may invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by Schroder or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in another investment company, a Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, a Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.

     o Changes in Investment Objectives and Policies. The investment objective of each of Schroder International Fund, Schroder Emerging Markets Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund, and Schroder Ultra Fund may not be changed without shareholder approval. The investment policies of each of those Funds may, unless otherwise specifically stated, be changed by the Trustees of Schroder Capital Funds (Delaware) without a vote of the shareholders. The investment objectives and policies of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund may, unless otherwise specifically stated, be changed by the Trustees of Schroder Series Trust without a vote of the shareholders. Investment policies of certain of the Funds requiring a Fund to invest at least 80% of its assets, under normal circumstances, in specific types of securities may be changed by the Trustees without shareholder approval after providing shareholders written notice as required by Securities and Exchange Commission rules.

     o Percentage Investment Limitations. Unless otherwise noted, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.

     o Portfolio Turnover. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Funds, on which shareholders may pay tax. Several of the Funds have experienced relatively high portfolio turnover rates. In particular, Schroder Ultra Fund utilizes particularly active trading strategies and will likely have relatively high portfolio turnover rates (during the fiscal years ended October 31, 2000 and October 31, 2001 and for the six months ended April 30, 2002, the Fund had portfolio turnover rates of 725%, 619%, and 262% (not annualized), respectively). Schroder expects to continue to use active strategies for Schroder Ultra Fund in future periods. Consult your tax advisor regarding the tax effect of a Fund's portfolio turnover rate on your investment.

     o Temporary Defensive Strategies. At times, Schroder may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

     o Other Investments. The Funds may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statements of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

MANAGEMENT OF THE FUNDS

Each Trust is governed by a Board of Trustees, which has retained Schroder to manage the investments of each Fund. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.

Schroder (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Funds, other mutual funds, and a broad range of institutional investors. Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of December 31, 2001, had in the aggregate assets under management of approximately $160.1 billion.

     o INVESTMENT ADVISORY FEES. For the fiscal year ended October 31, 2001, Schroder Emerging Markets Fund, Schroder International Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund, Schroder Ultra Fund, and Schroder Small Capitalization Value Fund paid investment advisory fees to Schroder at the annual rate of 0.32%, 0.08%, 0.49%, 0.16%, 1.22% and 0.95%, respectively, of each Fund's average daily net assets. Schroder MidCap Value Fund paid no investment advisory fees during the period, reflecting expense limitations in effect during the period.

        The rate of advisory fees indicated above as paid by each Fund, other than Schroder Small Capitalization Value Fund, reflects expense limitations and/or fee waivers in place for the fiscal year ended October 31, 2001. Schroder observed advisory fee waivers and/or expense limitations for Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Opportunities Fund for the fiscal year ended October 31, 2001, but will not do so for the 2002 fiscal year.

     o INVESTMENT ADVISORY FEE BREAKPOINTS. The following Funds have breakpoints included in their contractual advisory fee schedules. The contractual annual fee rate for each of Schroder U.S. Opportunities Fund and Schroder International Fund is 0.50% of the Fund's average daily net assets up to $100 million, 0.40% of the next $150 million of such assets, and 0.35% of such assets in excess of $250 million; and for Schroder U.S. Large Cap Equity Fund is 0.75% of the Fund's average daily net assets up to $100 million, and 0.50% of such assets in excess of $100 million.

     o EXPENSE LIMITATIONS AND WAIVERS. In order to limit the following Funds' expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2002 to the extent the total operating expenses attributable to the Investor Shares of any of the following Funds exceed the following annual rates (based on the average daily net assets of each Fund taken separately): Schroder International Fund -- 1.25%; Schroder Emerging Markets Fund -- 1.70%; Schroder Small Capitalization Value Fund -- 1.70%; and Schroder MidCap Value Fund -- 1.35%. Schroder has contractually agreed that the advisory fees paid to it by Schroder International Fund through October 31, 2002 will be limited to 0.45% of the Fund's average daily net assets.

     o PORTFOLIO MANAGERS. Schroder's investment decisions for each of the Funds are generally made by an investment manager or an investment team, with the assistance of an investment committee; all investment decisions for Schroder U.S. Large Cap Equity Fund and Schroder Emerging Markets Fund are made by investment committees for each asset class. Schroder's emerging markets investment committee consists of investment professionals with specific geographic or regional expertise; as well as members responsible for economic analysis and asset allocation, investment strategy and global stock and sector selection. Schroder's international small cap investment committee consists of investment professionals with specific geographic or regional expertise, as well as members responsible for asset allocation and investment strategy. The following portfolio managers have had primary responsibility for making investment decisions for the noted Funds since the years shown below. Their recent professional experience is also shown.

           FUND             PORTFOLIO MANAGER          SINCE            RECENT PROFESSIONAL EXPERIENCE
------------------------- -------------------- -------------------- --------------------------------------
 Schroder International   Deborah A. Chaplin   2002                 Employed as an investment
 Fund                                                               professional at Schroder since 2000.
                                                                    From 1996 to 2000, Ms. Chaplin
                                                                    was a portfolio manager at Scudder
                                                                    Kemper Investments. Ms. Chaplin is
                                                                    an Executive Vice President at
                                                                    Schroder.

                          Sheridan P. Reilly   2002                 Employed as an investment
                                                                    professional at Schroder since 2001.
                                                                    From 2000 to 2001, Mr. Reilly was
                                                                    Chief Investment Officer,
                                                                    International Equity, at Ivy
                                                                    Mackenzie, and from 1995 to 2000,
                                                                    he was a portfolio manager at
                                                                    Scudder Kemper Investments.
                                                                    Mr. Reilly is an Executive Vice President
                                                                    at Schroder.

 Schroder MidCap Value    Nancy B. Tooke       Inception (1997)     Employed as an investment
 Fund                                                               professional at Schroder and its
                                                                    predecessors since 1989. Ms. Tooke
                                                                    is an Executive Vice President of
                                                                    Schroder.

 Schroder Small           Nancy B. Tooke       Inception (1994)     See above.
 Capitalization
 Value Fund

 Schroder Ultra Fund      Ira L. Unschuld      Inception (1997)     Employed as an investment
                                                                    professional at Schroder and its
                                                                    predecessors since 1990.
                                                                    Mr. Unschuld is a Vice President of
                                                                    Schroder Capital Funds (Delaware)
                                                                    and an Executive Vice President of
                                                                    Schroder.

 Schroder U.S.            Ira L. Unschuld      1997 (sole manager   See above.
 Opportunities Fund                            since 1998)

HOW THE FUNDS' SHARES ARE PRICED

Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds value their portfolio securities for which market quotations are readily available at market value. Options on indices or exchange-traded fund (ETF) shares shall be valued at the closing mid-market price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value securities and assets for which market values are not ascertainable at their fair values as determined in accordance with procedures adopted by the Board of Trustees. All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted. Because certain of the securities in which the Funds may invest may trade on days when the Funds do not price their Investor Shares, the net asset value of a Fund's Investor Shares may change on days when shareholders will not be able to purchase or redeem their Investor Shares.


HOW TO BUY SHARES

Through Schroder Fund Advisors Inc., the distributor of the Trusts' shares, each Trust sells Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select.

You may purchase shares of each Fund by completing the Account Application included with this Prospectus, and sending payment by check or wire as described below. Additional Account Applications may be obtained from the Funds' transfer agent, Boston Financial Data Services, Inc. (the "Transfer Agent" or "BFDS"), at the addresses listed under "Purchases by Check", or by calling (800) 464-3108 between 8:00 a.m. and 6:00 p.m. (Eastern Time). Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

Investor Shares of each of the Funds are sold at their net asset value next determined after the applicable Trust receives your order. In order for you to receive the Fund's next determined net asset value, a Trust must receive your order before the close of trading on the New York Stock Exchange.

Each Trust reserves the right to reject any order to purchase shares of a Fund if the Trust or Schroder believes that the purchaser is engaging in "market timing" activity or similar conduct that may be harmful to the Fund or its shareholders.


INVESTMENT MINIMUMS

The minimum investments for initial and additional purchases of Investor Shares of each Fund are as follows:


                                        INITIAL    ADDITIONAL
                                      INVESTMENT   INVESTMENTS
                                     ------------ ------------
  Regular Accounts                      $10,000      $1,000
  Traditional and Roth IRAs             $ 3,000      $  250

A Trust may, in its sole discretion, accept smaller initial or subsequent investments. None of the Funds issues share certificates.

Each Trust is authorized to reject any purchase order and to suspend the offering of its shares for any period of time. Each Trust may also change any investment minimum from time to time.


PURCHASES BY CHECK

You may purchase shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund that you wish to purchase, or, if you wish to purchase shares of multiple Funds, make your check payable to Schroder Mutual Funds. If you are purchasing shares of multiple funds, your check should be accompanied by written instructions as to how the check amount should be allocated among the Funds whose shares you are purchasing. Third-party checks will not be accepted.

For initial purchases, your check must be accompanied by a completed Account Application in proper form. You should direct your check and your completed Account Application as follows:


REGULAR MAIL                   OVERNIGHT OR EXPRESS MAIL
----------------------------   -------------------------------------
Schroder Mutual Funds          Boston Financial Data Services, Inc.
P.O. Box 8057                  Attn: Schroder Mutual Funds
Boston, MA 02266               66 Brooks Drive
                               Braintree, MA 02184

Your payments should clearly indicate the shareholder's name and account number, if applicable.


PURCHASES BY BANK WIRE
If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, BFDS will assign you an account number. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will be sending funds by wire, and obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110
          ABA No.: 011000028
          Attn: Schroder Mutual Funds
          DDA No.: 9904-650-0
          FBO: Account Registration
          A/C: Mutual Fund Account Number
               Name of Fund
Your purchase will not be processed until the wired funds have been received.


AUTOMATIC PURCHASES
You can make regular investments of $100 or more per month or quarter in shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.


BROKERS AND OTHER FINANCIAL INSTITUTIONS
As stated above, you may also buy, redeem and exchange Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroder or Schroder Fund Advisors Inc. The purchase, redemption and exchange policies and fees charged such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying, exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

Certain brokers may accept purchase and redemption orders for Investor Shares of the Funds. Such brokers may designate other intermediaries to accept purchase and redemption orders on behalf of the Funds. For purposes of pricing, a Fund may be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders would be priced at the Fund's net asset value next determined after they are accepted by the broker or authorized designee.

Investors may be charged a fee when effecting transactions through a broker or other agent in addition to any fees charged by the Funds.


OTHER PURCHASE INFORMATION
Shares of each Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. Investors interested in purchases through exchange should telephone (800) 464-3108.

Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other intermediaries who have sold or are expected to sell significant amounts of shares of the Trusts. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

If correspondence to the shareholder's address of record is returned then, unless the Transfer Agent determines the shareholder's new address, dividends and other distributions that have been returned to the Transfer Agent will be reinvested in the applicable Fund(s), and the checks will be canceled.


HOW TO SELL SHARES


TIMING
You may sell your Investor Shares back to a Fund on any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108. The price you will receive is the net asset value next determined after receipt of your redemption request in good order, except that shareholders of Schroder International Fund may have a redemption fee deducted from that amount as described below. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. If you hold your shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Shares for which certificates have been issued may not be redeemed by telephone. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed, the telephone redemption privilege may only be exercised to redeem shares worth $1,000 or more and not more than $25,000. Additional documentation may be required from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners, or those acting through powers of attorney or similar delegation.

You will be paid for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Payment for shares is generally sent on the business day after a request is received. Under unusual circumstances, a Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your shares by check, you will not be sent redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.


INVOLUNTARY REDEMPTIONS
With regard to shares of Schroder International Fund, Schroder Emerging Markets Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund, or Schroder Ultra Fund, if, because of your redemptions, your account balance for any of these Funds falls below a minimum amount set by the Trustees (presently $2,000), Schroder Capital Funds (Delaware) may choose to redeem your shares in that Fund and pay you for them. With regard to shares of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund, if, because of your redemptions, you own fewer shares than a minimum amount (presently 50 shares) of any of these Funds, Schroder Series Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days written notice before a Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The applicable Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.


SUSPENSION
A Trust may suspend the right of redemption during any period when: (1) trading on the New York Stock Exchange is restricted or the Exchange is closed; (2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.


REDEMPTIONS IN KIND
Each Trust has agreed to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. The Trusts do not expect to redeem shares in kind under normal circumstances. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.


GENERAL
If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 464-3108. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the applicable Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.


REDEMPTION FEE -- SCHRODER INTERNATIONAL FUND
Schroder International Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) three months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The redemption fee applies only to Fund shares purchased on or after November 1, 2000. To the extent that the redemption fee applies, the price you will receive when you redeem your shares of the Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of (i) the initial cost of the shares redeemed and (ii) the net asset value of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order:
(i) from shares of the Fund acquired prior to

November 1, 2000; (ii) from shares of the Fund purchased through the reinvestment of dividends and distributions paid by the Fund; and (iii) from all other shares of the Fund, on a first-purchased, first-redeemed basis. Only shares described in clause (iii) above that are redeemed three months or less from their date of purchase will be subject to the redemption fee.


EXCHANGES
You can exchange your shares of the Fund for shares of most other funds in the Schroder family of funds at any time at their respective net asset values, except that exchanges of shares of Schroder International Fund into another Fund may be subject to a redemption fee as described above (such that the exchange would be made at net asset value minus any redemption fee). The exchange would be treated as a sale of your shares and any gain on the exchange may be subject to tax. For a listing of the Schroder funds available for exchange and to exchange shares, please call (800) 464-3108. In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. Each Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension. Because excessive trading can hurt Fund performance, operations and shareholders, each Trust may also limit the amount or number of exchanges or reject any exchange if the Trust or Schroder believes that the investor in question is engaged in "market timing activities", or similar activities that may be harmful to the Fund or its shareholders.


DIVIDENDS AND DISTRIBUTIONS
Each Fund distributes any net investment income and any net realized capital gain at least annually. For each of the Funds, distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOSE FROM FOUR DISTRIBUTION OPTIONS:

     o  Reinvest all distributions in additional Investor Shares of your Fund;

     o Receive distributions from net investment income in cash while reinvesting capital gain distributions in additional Investor Shares of your Fund;

     o Receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital gain distributions in cash; or

     o  Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.


TAXES

TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested (which income or gains were thus included in the price you paid for your shares). Distributions of gains from investments that a Fund owned for more than 12 months will be taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Funds.

TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another Fund) of your shares in the Funds will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments, which generally would reduce the Fund's income. However, an offsetting tax credit or deduction may be available to shareholders. Each Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Fund. If the Fund does make such an election, its shareholders would include as gross income in their U.S. federal income tax returns not only (1) distributions received from the Fund but also (2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Fund from its foreign investments. Shareholders then would be entitled, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement), to take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each of the Funds for the past 5 years or since the Fund commenced operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.

Financial highlights for the six months ended April 30, 2002 are unaudited. For all periods through the fiscal year ended October 31, 1999, the financial highlights presented below for Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund were audited by Arthur Andersen LLP, the former independent accountants to those Funds. For all other periods and for each of the Funds not named in the previous sentence, the financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants to the Funds. The audited and unaudited financial statements for the Funds and (in the case of audited financial statements) the related independent accountants' reports are contained in the applicable Trust's Annual and Semi-Annual Reports and are included in (in the case of Schroder Series Trust) or incorporated by reference into (in the case of Schroder Capital Funds (Delaware)) that Trust's Statement of Additional Information. Copies of the Annual and Semi-Annual Reports may be obtained without charge by writing the applicable Trust at P.O. Box 8507, Boston, Massachusetts 02266 (regular mail) or at 66 Brooks Drive, Braintree, Massachusetts 02184 (overnight or express mail), or by calling (800) 464-3108.

SCHRODER EMERGING MARKETS FUND
Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                      FOR THE SIX     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE PERIOD
                                     MONTHS ENDED         ENDED          ENDED          ENDED            ENDED          ENDED
                                    APRIL 30, 2002     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,        MAY 31         MAY 31,
                                      (UNAUDITED)         2001           2000          1999(a)           1999          1998(f)
                                  ------------------ -------------- -------------- ---------------   --------------  --------------
 Net Asset Value, Beginning of
  Period                             $    7.49          $  10.49       $  12.18       $    10.62         $ 9.04         $ 10.00
                                     ---------          --------       --------       ----------         -------         -------
 Investment Operations:(b)
  Net Investment Income
    (Loss)                               (0.02)            0.02          (0.18)           ( 0.03)          0.03            0.02
  Net Realized and Unrealized
    Gain (Loss) on Investments
    and Foreign Currency
    Transactions                          2.27            (3.02)         (0.90)             1.59           1.58           (0.98)
                                     ----------         --------       --------       ----------         -------         -------
 Total from Investment
  Operations                              2.25            (3.00)         (1.08)             1.56           1.61           (0.96)
                                     ----------         --------       --------       ----------         -------         -------
 Distributions from:
  Net Investment Income                      --               --         (0.12)               --         ( 0.03)             --
  Net Realized Gain on
    Investments and Foreign
    Currency Transactions                    --               --         (0.49)               --             --              --
                                     ----------         --------       --------       ----------         -------         -------
 Total Distributions                         --               --         (0.61)               --         ( 0.03)             --
                                     ----------         --------       --------       ----------         -------         -------
 Net Asset Value, End of Period      $    9.74          $  7.49       $  10.49        $    12.18         $ 10.62         $  9.04
                                     ==========         ========       ========       ==========         =======         =======
 Total Return(c)                         30.04%          (28.60)%       (10.00)%           14.69%          17.88%          (9.60)%
 Ratios and Supplementary
  Data:
 Net Assets at End of Period (in
  thousands)                         $  35,604         $ 29,220       $ 31,553        $    3,162         $ 2,218         $   18
 Ratios to Average Net Assets:(b)
  Expenses including
    reimbursement/waiver of
    fees                                  1.70%(d)         1.70%          1.70%             1.70%(d)        1.65%           1.70%(d)
  Expenses excluding
    reimbursement/waiver of
    fees                                  2.45%(d)         2.38%          2.35%             7.84%(d)       10.74%             --(e)
  Net investment income (loss)
    including reimbursement/
    waiver of fees                       (0.33)%(d)        0.20%        ( 0.61)%          ( 0.59)%(d)       0.51%           1.72%(d)
 Portfolio Turnover Rate(g)                 91%(h)          144%           192%              160%            177%(h)          23%(h)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.

(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Commencing September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.

(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized.

(d) Annualized.

(e) Amount is not meaningful due to short period of operations.

(f) The Fund commenced operations on October 31, 1997.

(g) The portfolio turnover rates for the period ending May 31, 1998 and the year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ended October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.

(h) Not annualized.

SCHRODER INTERNATIONAL FUND
Selected per share data and ratios for an Investor Share outstanding throughout each period:

                                  FOR THE SIX
                                  MONTHS ENDED                     FOR THE YEAR ENDED OCTOBER 31,
                                 APRIL 30, 2002   ----------------------------------------------------------------
                                  (UNAUDITED)          2001         2000         1999         1998         1997
                                ---------------   ------------- ------------ ------------ ------------ -----------
 Net Asset Value, Beginning
  of Period                        $  7.26          $  16.74      $ 17.02      $ 17.10      $ 18.37     $ 20.01
                                   -------          --------      -------      -------      -------     --------
 Investment Operations:(a)
  Net Investment Income               0.02              0.09         0.15         0.07         0.23        0.14
  Net Realized and
    Unrealized Gain (Loss)
    on Investments and
    Foreign Currency
    Transactions                      0.36             (2.38)        1.24         3.20         0.34        1.31
                                   -------          --------      -------      -------      -------     --------
 Total from Investment
  Operations                          0.38             (2.29)        1.39         3.27         0.57        1.45
                                   -------          --------      -------      -------      -------     --------
 Distributions from:
  Net Investment Income              (0.80)            (0.31)       (0.07)       (0.18)       (0.29)      (0.46)
  Net Realized Gain on
    Investments and Foreign
    Currency Transactions                --            (6.88)       (1.60)       (3.17)       (1.55)      (2.63)
                                   --------         --------      --------     --------     --------    --------
 Total Distributions                  (0.80)           (7.19)       (1.67)       (3.35)       (1.84)      (3.09)
                                   --------         --------      --------     --------     --------    --------
 Net Asset Value, End of
  Period                           $  6.84          $   7.26      $ 16.74      $ 17.02      $ 17.10     $ 18.37
                                   ========         ========      ========     ========     ========    ========
 Total Return(b)                       5.47%          (24.96)%       8.02%       21.82%        3.82%       8.33%
 Ratios and Supplementary
  Data:
 Net Assets at End of Period
  (in thousands)                   $  9,992         $ 20,850      $105,363     $157,620     $129,955    $191,219
 Ratios to Average Net
  Assets:(a)
  Expenses including
    reimbursement/ waiver
    of fees                             1.09%(d)        0.99%         0.99%        0.99%        0.99%       0.99%
  Expenses excluding
    reimbursement/ waiver
    of fees                             1.77%(d)        1.41%         1.14%        1.06%        1.08%       1.06%
  Net investment income
    including
    reimbursement/waiver
    of fees                             0.42%(d)        0.57%         0.54%        0.60%        1.14%       0.67%
 Portfolio Turnover Rate(c)               77%(e)         146%          132%          85%          53%         36%

(a) From the period November 1, 1995 (when the Fund converted to a master-feeder structure) to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/ losses of the underlying portfolio, Schroder International Equity Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.

(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized.

(c) The portfolio turnover rates for the years ended October 31, 1997 and October 31, 1998 represent the turnover of the underlying Portfolio, Schroder International Equity Portfolio. For the year ended October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.

(d) Annualized.

(e) Not annualized.

SCHRODER MIDCAP VALUE FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                         FOR THE SIX
                                        MONTHS ENDED               FOR THE YEAR ENDED OCTOBER 31,              PERIOD ENDED
                                       APRIL 30, 2002    --------------------------------------------------     OCTOBER 31,
                                         (UNAUDITED)         2001         2000         1999        1998           1997(a)
                                     ------------------  ----------- ------------- ----------- ------------ ------------------
 Net Asset Value at Beginning of
  Period                                $  11.11           $ 13.50     $ 10.88       $  9.72     $ 10.36         $  10.00
                                        --------           -------     -------       -------     -------         --------
 Investment Operations:
  Net Investment Loss                      (0.03)            (0.02)      (0.01)           --       (0.01)               --
  Net Realized and Unrealized
    Gain (Loss) on Investments              1.71             (1.13)       2.63          1.16       (0.63)            0.36
                                        ---------          -------     -------       -------     -------         ---------
 Total from Investment Operations           1.68             (1.15)       2.62          1.16       (0.64)            0.36
                                        ---------          -------     -------       -------     -------         ---------
 Distributions from:
  Net Investment Income                        --            (0.01)         --(b)         --          --                --
  Net Realized Capital Gains                (0.93)           (1.23)         --            --          --                --
 Total Distributions                        (0.93)           (1.24)         --            --          --                --
                                        ---------          -------     -------       -------     -------         ---------
 Net Asset Value at End of Period       $   11.86           $11.11     $ 13.50       $ 10.88     $  9.72         $  10.36
                                        =========          =======     =======       =======     =======         =========
 Total Return(e)                            15.54%           (9.30)%     24.11%        11.98%      (6.18)%            3.60%
 Ratios & Supplementary Data:
 Net Assets at End of Period (in
  thousands)                            $   4,027          $ 6,094     $ 8,161       $11,179     $10,484         $  10,066
 Ratio to Average Net Assets:
  Expenses including
    reimbursement/waiver of fees             1.35%(d)         1.35%       1.35%         1.35%       1.35%             1.35%(d)
  Expenses excluding
    reimbursement/waiver of fees             2.37%(d)         3.43%       2.59%         2.28%       2.47%             4.33%(d)
  Net Investment Income
    including
    reimbursement/waiver of fees            (0.47)%(d)       (0.12)%     (0.03)%       (0.03)%     (0.06)%           (0.13)%(d)
 Portfolio Turnover Rate                       53%(c)          149%        141%          175%        166%               12%(c)

(a) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.

(b) Amount was less than $0.01 per share.

(c) Not annualized.

(d) Annualized.

(e) Total returns would have been lower had certain expenses not been reduced during the periods shown (See Note 3 to Schroder Series Trust's financial statements). Total return calculations for a period of less than one year are not annualized.

SCHRODER SMALL CAPITALIZATION VALUE FUND

Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                          FOR THE SIX
                                         MONTHS ENDED                     FOR THE YEAR ENDED OCTOBER 31,
                                        APRIL 30, 2002     -------------------------------------------------------------
                                          (UNAUDITED)          2001        2000        1999         1998         1997
                                      ------------------   ----------- ----------- ----------- ------------- -----------
 Net Asset Value at Beginning of
  Period                                 $  13.50            $ 16.18     $ 13.10     $ 12.91     $  17.67      $ 13.05
                                         --------            -------     -------     -------     --------      -------
 Investment Operations:
  Net Investment Loss                       (0.04)             (0.12)      (0.09)      (0.08)       (0.02)       (0.05)
  Net Realized and Unrealized Gain
    (Loss) on Investments                    1.32               0.89        3.74        0.51        (2.05)        5.65
                                         ---------           -------     -------     -------     --------      -------
 Total from Investment Operations            1.28               0.77        3.65        0.43        (2.07)        5.60
                                         ---------           -------     -------     -------     --------      -------
 Distributions from:
  Net Investment Income                         --                --          --          --           --           --
  Net Realized Capital Gains                (1.10)             (3.45)      (0.57)      (0.24)       (2.69)       (0.98)
                                         ---------           -------     -------     -------     --------      -------
 Total Distributions                        (1.10)             (3.45)      (0.57)      (0.24)       (2.69)       (0.98)
                                         ---------           -------     -------     -------     --------      -------
 Net Asset Value at End of Period        $  13.68            $ 13.50     $ 16.18     $ 13.10     $  12.91      $ 17.67
                                         =========           =======     =======     =======     ========      =======
 Total Return(a)                             9.98%              5.17%      28.98%       3.40%      (13.29)%      48.46%
 Ratios & Supplementary Data:
 Net Assets at End of Period (in
  thousands)                             $ 43,981           $ 40,655     $53,240     $60,206     $ 67,814      $96,709
 Ratio to Average Net Assets:
  Expenses including
    reimbursement/waiver of fees             1.62%(b)           1.66%       1.44%       1.50%        1.29%        1.32%
  Expenses excluding
    reimbursement/waiver of fees             1.62%(b)           1.66%       1.44%       1.50%        1.29%        1.32%
  Net Investment Income including
    reimbursement/waiver of fees            (0.68)%(b)         (0.73)%     (0.39)%     (0.54)%      (0.14)%      (0.36)%
 Portfolio Turnover Rate                       45%(c)             92%        104%        102%          88%          77%

(a) Total return calculations for a period of less than one year are not annualized.

(b) Annualized.

(c) Not annualized.

SCHRODER ULTRA FUND*

Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                    FOR THE SIX      FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR    FOR THE PERIOD
                                    MONTHS ENDED         ENDED          ENDED            ENDED            ENDED            ENDED
                                   APRIL 30, 2002     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,        MAY 31,          MAY 31,
                                    (UNAUDITED)          2001           2000            1999(a)           1999            1998(d)
                                ------------------- -------------- -------------- ------------------ -------------- ----------------
 Net Asset Value, Beginning of
  Period                           $    46.07          $  46.19      $  24.59        $   20.18          $ 14.26       $   10.00
                                   ----------          --------      --------        ---------          -------       ---------
 Investment Operations:
  Net Investment Income
    (Loss)                              (0.16)            (0.14)        (0.11)           (0.06)           (0.13)          (0.04)
  Net Realized and Unrealized
    Gain (Loss) on Investments           7.94             23.15         28.83             4.47             8.28            4.50
                                   -----------         --------      --------        ----------         -------       ----------
 Total from Investment
  Operations                             7.78             23.01         28.72             4.41             8.15            4.46
                                   -----------         --------      --------        ----------         -------       ----------
 Distributions from:
  Net Investment Income                    --               --            --                --              --               --
  Net Realized Gain on
    Investments                        (20.27)           (23.13)        (7.12)              --           (2.23)           (0.20)
                                   -----------         --------      --------        ----------         -------       ----------
 Total Distributions                   (20.27)           (23.13)        (7.12)              --           (2.23)           (0.20)
                                   -----------         --------      --------        ----------         -------       ----------
 Net Asset Value, End of Period    $    33.58          $  46.07      $  46.19        $   24.59          $ 20.18       $   14.26
                                   ===========         ========      ========        ==========         =======       ==========
 Total Return(b)                        25.85%            85.74%       154.40%           21.85%           64.56%          45.41%
 Ratios and Supplementary
  Data:
 Net Assets at End of Period (in
  thousands)                       $   221,540         $ 168,282     $ 80,985        $   20,596         $14,317       $   6,340
 Ratios to Average Net Assets:
  Expenses including
    reimbursement/waiver of
    fees                                  1.88%(c)         2.00%         2.00%             2.00%(c)        2.00%           2.00%(c)
  Expenses excluding
    reimbursement/waiver of
    fees                                  1.88%(c)         2.03%         2.06%             2.53%(c)        3.27%           6.02%(c)
  Net investment income
    including reimbursement/
    waiver of fees                       (1.14)%(c)       (0.44)%       (0.40)%           (0.73)%(c)      (1.10)%         (0.77)%(c)
 Portfolio Turnover Rate                   262%(e)          619%          725%              173%(e)         341%            166%(e)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.

(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized.

(c) Annualized.

(d) The Fund commenced operations on October 15, 1997.

(e) Not annualized.

* Formerly, Schroder Micro Cap Fund. Effective March 1, 2001, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the Fund would not necessarily have achieved the financial results and total returns listed above under its current policies.

SCHRODER U.S. LARGE CAP EQUITY FUND*

Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                              FOR THE SIX
                                             MONTHS ENDED                      FOR THE YEAR ENDED OCTOBER 31,
                                            APRIL 30, 2002     --------------------------------------------------------------
                                              (UNAUDITED)           2001          2000        1999        1998        1997
                                          ------------------   -------------- ----------- ----------- ----------- -----------
 Net Asset Value, Beginning of Period        $    3.55           $   4.95       $  6.73     $  7.79     $  9.82     $  9.76
                                             ---------           --------       -------     -------     -------     -------
 Investment Operations:
  Net Investment Income (Loss)                   (0.01)                --(a)      (0.02)      (0.06)      (0.06)      (0.01)
  Net Realized and Unrealized Gain
    (Loss) on Investments                        (0.12)(f)          (1.40)         1.26        2.00        0.78        2.20
                                             ---------           --------       -------     -------     -------     -------
 Total from Investment Operations                (0.13)             (1.40)         1.24        1.94        0.72        2.19
                                             ---------           --------       -------     -------     -------     -------
 Distributions from:
  Net Investment Income                          (0.01)                --            --          --          --       (0.02)
  Net Realized Gain on Investments                  --                 --         (2.68)      (3.00)      (2.75)      (2.11)
  Return of Capital                                 --                 --         (0.34)         --          --          --
                                             ---------           --------       -------     -------     -------     -------
 Total Distributions                             (0.01)                --         (3.02)      (3.00)      (2.75)      (2.13)
                                             ---------           --------       -------     -------     -------     -------
 Net Asset Value, End of Period              $    3.41           $   3.55       $  4.95     $  6.73     $  7.79     $  9.82
                                             =========           ========       =======     =======     =======     =======
 Total Return(b)                                 (3.69)%           (28.28)%       18.73%      30.95%       8.87%      26.49%
 Ratios and Supplementary Data:
 Net Assets at End of Period (in
  thousands)(c)                              $  12,269           $ 19,447       $48,327     $14,110     $12,540     $13,861
 Ratios to Average Net Assets:
  Expenses including reimbursement/
    waiver of fees                                1.71%(d)           1.50%         1.40%       1.50%       1.50%       1.50%
  Expenses excluding
    reimbursement/waiver of fees                  1.98%(d)           1.76%         1.55%       1.99%       1.85%       1.68%
  Net investment income (loss)
    including reimbursement/waiver
    of fees                                      (0.57)%(d)         (0.08)%       (0.79)%     (0.93)%     (0.71)%     (0.09)%
 Portfolio Turnover Rate                            31%(e)             62%          195%         87%        209%         44%

(a) Amount was less than $(0.01) per share.

(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (see Note 3 to the financial statements of Schroder Capital Funds (Delaware)). Total return calculations for a period of less than one year are not annualized.

(c) Net assets as of October 31, 2000 reflect the Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000.

(d) Annualized.

(e) Not annualized.

(f) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

* The Fund changed its name from "Schroder U.S. Diversified Growth Fund" to "Schroder U.S. Large Cap Equity Fund" effective September 14, 2000.

SCHRODER U.S. OPPORTUNITIES FUND*

Selected per share data and ratios for an Investor Share outstanding throughout each period:


                                      FOR THE SIX
                                     MONTHS ENDED
                                    APRIL 30, 2002      FOR THE YEAR ENDED
                                      (UNAUDITED)          OCTOBER 31,
                                  ------------------ ------------------------
                                                         2001         2000
                                                     ------------ -----------
 Net Asset Value, Beginning of
  Period                             $   15.17         $ 18.01      $ 12.79
                                     ---------         -------      -------
 Investment Operations:(b)
  Net Investment Income
   (Loss)                                (0.03)          (0.13)       (0.08)
  Net Realized and Unrealized
   Gain (Loss) on
   Investments                            2.26            0.59         5.30
                                     ----------        -------      -------
 Total from Investment
  Operations                              2.23            0.46         5.22
                                     ----------        -------      -------
 Distributions from:
  Net Investment Income                      --             --           --
  Net Realized Gain on
   Investments                           (1.35)          (3.30)          --
                                     ----------        -------      -------
 Total Distributions                     (1.35)          (3.30)          --
                                     ----------        -------      -------
 Net Asset Value, End of Period      $   16.05         $ 15.17      $ 18.01
                                     ==========        =======      =======
 Total Return(c)                         15.03%           3.25%       40.81%
 Ratios and Supplementary
  Data:
 Net Assets at End of Period
  (in thousands)                     $  53,760        $ 28,096     $63,637
 Ratios to Average Net
  Assets:(b)
  Expenses including
   reimbursement/waiver of
   fees                                   1.47%(d)        1.49%       1.18%
  Expenses excluding
   reimbursement/waiver of
   fees                                   1.48%(d)        1.83%       1.18%
  Net investment income
   (loss) including
   reimbursement/waiver of
   fees                                  (0.54)%(d)      (0.79)%      (0.55)%
 Portfolio Turnover Rate(e)                 52%(g)         105%         172%


                                        FOR THE                                      FOR THE
                                        PERIOD          FOR THE YEAR ENDED           PERIOD
                                         ENDED                MAY 31,                 ENDED
                                      OCTOBER 31,    -------------------------       MAY 31,
                                        1999(a)           1999         1998          1997(f)
                                  ------------------ ------------- ----------- ------------------
 Net Asset Value, Beginning of
  Period                             $    12.80        $   14.76     $ 13.26      $   17.23
                                     ----------        ---------     -------      ---------
 Investment Operations:(b)
  Net Investment Income
   (Loss)                                 (0.03)           (0.09)      (0.06)         (0.02)
  Net Realized and Unrealized
   Gain (Loss) on
   Investments                             0.02            (1.84)       2.82           1.88
                                     ----------        ---------     -------      ----------
 Total from Investment
  Operations                              (0.01)           (1.93)       2.76           1.86
                                     ----------        ---------     -------      ----------
 Distributions from:
  Net Investment Income                      --               --          --              --
  Net Realized Gain on
   Investments                               --            (0.03)      (1.26)         (5.83)
                                     ----------        ---------     -------      ----------
 Total Distributions                         --            (0.03)      (1.26)          5.83)
                                     ----------        ---------     -------      ----------
 Net Asset Value, End of Period      $    12.79        $   12.80     $ 14.76      $   13.26
                                     ==========        =========     =======      ==========
 Total Return(c)                          (0.08)%         (13.08)%     21.63%         14.73%
 Ratios and Supplementary
  Data:
 Net Assets at End of Period
  (in thousands)                     $   42,177        $  47,870     $51,679      $  26,104
 Ratios to Average Net
  Assets:(b)
  Expenses including
   reimbursement/waiver of
   fees                                    1.35%(d)         1.42%       1.37%          1.49%(d)
  Expenses excluding
   reimbursement/waiver of
   fees                                    1.35%(d)         1.45%       1.37%          1.87%(d)
  Net investment income
   (loss) including
   reimbursement/waiver of
   fees                                   (0.54)%(d)       (0.65)%     (0.51)%        (0.42)%(d)
 Portfolio Turnover Rate(e)                  52%(g)          119%         55%            34%(g)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.

(b) From November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder U.S. Smaller Companies Portfolio. Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.

(c) Total returns would have been lower had certain expenses not been limited during the periods shown (See Note 3 to Schroder Capital Funds (Delaware)'s financial statements). Total return calculations for a period of less than one year are not annualized. (d) Annualized.

(e) The portfolio turnover rates for the periods November 1, 1996 through May 31, 1999, represent the turnover of the underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.

(f) Effective May 31, 1997, the Fund changed its fiscal year end from October 31 to May 31.

(g) Not annualized.

* Formerly, Schroder U.S. Smaller Companies Fund. Effective July 24, 2002, the Fund changed its name and certain investment limits under its principal investment strategies. Although the portfolio manager is currently managing the Fund in a manner substantially similar to the way the Fund was managed in prior periods, the performance results shown in the bar chart and table above would not necessarily have been achieved under the Fund's current policies.

                              INVESTMENT ADVISER
               Schroder Investment Management North America Inc.
                               875 Third Avenue
                           New York, New York 10022


              ADMINISTRATOR FOR SCHRODER CAPITAL FUNDS (DELAWARE)
                          Schroder Fund Advisors Inc.
                               875 Third Avenue
                           New York, New York 10022


                    ADMINISTRATOR FOR SCHRODER SERIES TRUST
            SUB-ADMINISTRATOR FOR SCHRODER CAPITAL FUNDS (DELAWARE)
                     SEI Investments Mutual Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                   CUSTODIAN
                            J.P. Morgan Chase & Co.
                                270 Park Avenue
                           New York, New York 10017


                                  DISTRIBUTOR
                          Schroder Fund Advisors Inc.
                               875 Third Avenue
                           New York, New York 10019


                    TRANSFER AND DIVIDEND DISBURSING AGENT
                     Boston Financial Data Services, Inc.
                              Two Heritage Drive
                       North Quincy, Massachusetts 02171


                                    COUNSEL
                                 Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110


                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers LLP
                              Two Commerce Square
                                   Suite 1700
                                2001 Market Street
                        Philadelphia, Pennsylvania 19103

================================================================================



SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST


Each of Schroder Capital Funds (Delaware) and Schroder Series Trust has a statement of additional information (SAI) and annual and semi-annual reports to shareholders which include additional information about the Funds offered by that Trust. The SAIs and the financial statements included in the Trusts' most recent annual reports to shareholders, are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The most recent semi-annual report of Schroder Capital Funds (Delaware) is also incorporated by reference into this Prospectus. The Trusts' annual and semi-annual reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year and its two most recently completed fiscal quarters. You may get free copies of these materials, request other information about a Fund, or make shareholder inquiries by calling (800) 464-3108.

You may review and copy information about each Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trusts on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to Schroder Capital Funds (Delaware)'s or Schroder Series Trust's file numbers under the Investment Company Act, which are 811-1911 and 811-7840, respectively.


SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
P.O. Box 8507
Boston, Ma 02266
(800) 464-3108

WS/SF0702P

File No. 811-1911 -- Schroder Capital Funds (Delaware)
File No. 811-7840 -- Schroder Series Trust

                              SCHRODER SERIES TRUST

                    Schroder Small Capitalization Value Fund
                           Schroder MidCap Value Fund



                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 28, 2002

                           REVISED AS OF JULY 24, 2002



This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Funds' Investor Shares, which are offered through a Prospectus, dated July 24, 2002, as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Trust at 800-464-3108.

         Certain disclosure has been incorporated by reference into this SAI from the Funds' annual report. For a free copy of the Trust's annual or semi-annual reports, please call 800-464-3108.



TRUST HISTORY.....................................................................................................1

FUND CLASSIFICATION...............................................................................................1

CAPITALIZATION AND SHARE CLASSES..................................................................................1

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS.........................................................2

INVESTMENT RESTRICTIONS...........................................................................................5

TRUSTEES AND OFFICERS.............................................................................................7

SCHRODER AND ITS AFFILIATES.......................................................................................9

MANAGEMENT CONTRACTS.............................................................................................10

ADMINISTRATIVE SERVICES..........................................................................................11

DISTRIBUTOR......................................................................................................12

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................13

DETERMINATION OF NET ASSET VALUE.................................................................................14

TAXES    ........................................................................................................16

PERFORMANCE INFORMATION..........................................................................................22

CUSTODIAN........................................................................................................22

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.....................................................................23

INDEPENDENT ACCOUNTANTS..........................................................................................23

CODE OF ETHICS...................................................................................................23

LEGAL COUNSEL....................................................................................................23

SHAREHOLDER LIABILITY............................................................................................23

FINANCIAL STATEMENTS.............................................................................................23

APPENDIX A.......................................................................................................25

APPENDIX B.......................................................................................................29

                              SCHRODER SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

         Schroder Series Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust's Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to March 1997, the name of the Trust was "WSIS Series Trust." Schroder Investment Management North America Inc. ("Schroder") and its corporate predecessors have served as investment adviser to the Trust since its inception.

FUND CLASSIFICATION

         The Trust currently offers shares of beneficial interest of two series (the "Funds") with separate investment objectives and policies. Schroder Total Return Fixed Income Fund, a former series of the Trust that terminated in September, 2001, is sometimes referred to as a "Fund" hereunder with respect to its operations prior to termination Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Fund is also a "diversified" investment company under the Investment Company Act. This means that with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

         The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each Fund currently offers one class of shares, Investor Shares. A Fund may suspend the sale of shares at any time.

         Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

SHORT SALES

         Each of the Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. A Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

FORWARD COMMITMENTS

         Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

         Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

CERTAIN INVESTMENTS IN FIXED-INCOME SECURITIES

         The Funds may invest a portion of their assets in fixed-income securities if Schroder believes they would help achieve a Fund's objective. The general risks associated with investments in fixed-income securities are described in the Prospectuses. Fixed-income securities in which these remaining Funds may invest will be rated, at the time of investment, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services or, if unrated, determined by Schroder at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. A description of the various ratings assigned to fixed-income securities by Moody's and Standard & Poor's is included in Appendix A to this SAI. These Funds may also hold a portion of their assets in cash or money market instruments.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED SECURITIES

         Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF FUND PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed 25% of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

WARRANTS TO PURCHASE SECURITIES

         The Funds may purchase warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates were to rise, the warrants would generally expire with no value.

ZERO-COUPON SECURITIES

         Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

TEMPORARY DEFENSIVE STRATEGIES

         As described in the Prospectus, Schroder may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

LIQUIDITY

         A Fund will not invest more than 15% of its net assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on a Fund's investment in illiquid securities. There can, however, be no assurance that a Fund will be able to sell such securities at any time when Schroder deems it advisable to do so or at prices prevailing for comparable securities that are more widely held.

INVESTMENT RESTRICTIONS

         The Funds have adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. A Fund may not:

          1.   Borrow money, except to the extent permitted by applicable law.

          2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts, options, and other financial instruments.

          3. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

          4. Purchase or sell real estate or interests in real estate limited partnerships, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

          5. Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

          6. Make loans, except by purchase of debt obligations in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.

          7. (For the Small Capitalization Value Fund*) As to 75% of its assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of a Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.

          8. (For the Small Capitalization Value Fund*) As to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

          9. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

          10. Issue any class of securities which is senior to the Fund's shares of beneficial interest. (For the purpose of this restriction, none of the following is deemed to be, or to create a class of, senior securities: any borrowing permitted by restriction (1) above; any collateral arrangement with respect to options, futures contracts, options on futures contracts, or other financial instruments, or with respect to initial or variation margin; and the purchase or sale of, or the Fund's otherwise entering into, options, forward contracts, futures contracts, options on futures contracts, or other financial instruments.)

               * Although these are not fundamental investment restrictions for
                 Schroder MidCap Value Fund, the Fund may not change its classification as a diversified investment company under the Investment Company Act without obtaining shareholder approval.

                 Accordingly, the Fund intends to follow restrictions identical to those described in 7 and 8 above.

         Schroder Small Capitalization Value Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with small market capitalizations, as defined by Schroder. (For these purposes, Schroder currently considers small-capitalization companies to be those with market capitalizations of less than $2.2 billion measured at the time of investment.)

         Schroder MidCap Value Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-cap companies, as defined by Schroder. (For these purposes, Schroder currently considers mid-cap companies to be those with market capitalizations of between $1 billion and $10 billion measured at the time of investment.)

         In addition, it is contrary to the Trust's present policy, which may be changed without shareholder approval, for any of the Funds to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

                               -------------------

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment restrictions 1 through 10 listed above, the investment policies and the investment objectives of the Funds described in the Prospectus and this SAI are not fundamental and may be changed by the Trustees without shareholder approval.

TRUSTEES AND OFFICERS

         The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.

         The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The mailing address of each of the officers and Trustees is 875 Third Avenue, 22nd Floor, New York, New York 10022.

          David N. Dinkins, Trustee. 75. Trustee, Schroder Capital Funds (Delaware). Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.

          Peter E. Guernsey, Trustee. 81. Trustee, Schroder Capital Funds (Delaware). Formerly, Senior Vice President, Marsh & McLennan, Inc.

          Sharon L. Haugh, Trustee and Chairman of the Trust. 55. Formerly, Trustee and Chairman, Schroder Capital Funds (Delaware). Formerly, Director and Chairman, Schroder. Director and Chairman, Schroder Fund Advisors Inc.

          John I. Howell, Trustee. 84. Trustee, Schroder Capital Funds (Delaware). Director, American International Life Assurance Company of New York. Private consultant since 1987.

          Peter S. Knight, Trustee. 51. Trustee, Schroder Capital Funds (Delaware). Partner, Wunder, Knight, Levine, Thelen & Forscey. Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group, Inc. Formerly, Campaign Manager, Clinton/Gore `96.

          (*) Catherine A. Mazza, Trustee, Vice Chairman, and President of the Trust. 42. Director and Senior Vice President, Schroder. President and Director, Schroder Fund Advisors Inc. Trustee, Vice Chairman, and Vice President, Schroder Capital Funds (Delaware).

          William L. Means, Trustee. 66. Trustee, Schroder Capital Funds (Delaware). Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.

          Clarence F. Michalis, Trustee. 80. Trustee, Schroder Capital Funds (Delaware). Chairman of the Board of Directors, Josiah Macy, Jr. Foundation.

          Hermann C. Schwab, Trustee. 82. Trustee, Schroder Capital Funds (Delaware). Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.

          Alan M. Mandel, Treasurer, and Chief Financial Officer of the Trust.
44. Treasurer, and Chief Financial Officer of Schroder Capital Funds (Delaware). First Vice President and Chief Financial Officer/Controller-NY, Schroder. Senior Vice President, Treasurer and Director, Schroder Fund Advisors Inc. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management.

          Barbara Brooke Manning, Vice President of the Trust. 51. Vice President, Schroder Capital Funds (Delaware). Senior Vice President, Director and Chief Compliance Officer, Schroder and Schroder Fund Advisors Inc. Formerly, Senior Manager of Ernst & Young LLP.

          Carin F. Muhlbaum, Vice President and Clerk of the Trust. 40. Vice President and Secretary, Schroder Capital Funds (Delaware). First Vice President, Schroder. First Vice President and General Counsel, Schroder Fund Advisors Inc. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon, Altman, Butowsky, Weitzen, Shalov & Wein.

          Barbara Gottlieb, Assistant Vice President and Assistant Clerk of the Trust. 48. Assistant Vice President and Assistant Secretary, Schroder Capital Funds (Delaware). Vice President, Schroder.

          Nicholas Rossi, Assistant Vice President and Assistant Clerk of the Trust. 39. Assistant Vice President and Assistant Secretary, Schroder Capital Funds (Delaware). Assistant Vice President and Assistant Secretary, Schroder. Assistant Vice President, Schroder Fund Advisors Inc. Formerly, Mutual Fund Specialist, Willkie Farr & Gallagher.

-----------------

         (*) Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust, Schroder, or Schroder Fund Advisors Inc.

         Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

         Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. ("Disinterested Trustees") receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone.

Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

         The table below sets forth information regarding compensation paid for the fiscal year ended October 31, 2001 to the Disinterested Trustees by the Trust and other funds in the Schroder "Fund Complex" (as defined below).

                              COMPENSATION TABLE
---------------------------- --------------------- --------------------------

            (1)                      (2)                      (3)

          NAME OF                 AGGREGATE           TOTAL COMPENSATION
          TRUSTEE                COMPENSATION           FROM TRUST AND
                                  FROM TRUST         FUND COMPLEX PAID TO
                                                           TRUSTEES*
---------------------------- --------------------- --------------------------
David N. Dinkins                    $2,767                  $14,750
---------------------------- --------------------- --------------------------
Peter E. Guernsey                   $2,860                  $24,250
---------------------------- --------------------- --------------------------
John I. Howell                      $3,147                  $26,250
---------------------------- --------------------- --------------------------
Peter S. Knight                     $3,290                  $17,500
---------------------------- --------------------- --------------------------
William L. Means                    $3,290                  $27,000
---------------------------- --------------------- --------------------------
Clarence F. Michalis                $3,290                  $17,500
---------------------------- --------------------- --------------------------
Hermann C. Schwab                   $3,290                  $17,500
---------------------------- --------------------- --------------------------

* The Total Compensation listed in column (3) for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds (Delaware) ("SCFD"), and Schroder Series Trust II ("SST II"). The Trust, SCF, SCFD, and SST II are considered part of the same "Fund Complex" for these purposes. SST II ceased operations and was substantially liquidated on December 14, 2001.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODER AND ITS AFFILIATES

         Schroder (together with its predecessors) has served as the investment adviser for each of the Funds since its inception. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in asset management businesses, and as of December 31, 2001, had under management assets of approximately $160.1 billion. Schroder's address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

         Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder.

MANAGEMENT CONTRACTS

         Under Amended and Restated Management Contracts between the Trust and Schroder (the "Management Contracts"), Schroder, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund.

         Under the Management Contracts, Schroder is required to regularly provide the Funds with investment research, advice, and supervision, and continuously furnishes investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Agreement and Declaration of Trust and By-laws, and of the Investment Company Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

         Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

         Under the Management Contracts, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims, and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         The Management Contracts provide that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

         The Management Contracts may be terminated without penalty by vote of the Trustees as to any Fund, by the shareholders of that Fund, or by Schroder, on 60 days' written notice. Each Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, each Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and each Management Contract provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

         Recent Investment Advisory Fees. For its fiscal years ended October 31, 2001, 2000 and 1999, respectively, pursuant to the relevant Management Contract, each Fund paid fees to Schroder as follows (reflecting reductions in such fees pursuant to expense limitations and/or waivers in effect during such periods):
Schroder Small Capitalization Value Fund - $458,484, $534,345 and $602,520; and Schroder MidCap Value Fund - $0, $0 and $0.

         Schroder waived its fees in the following amounts during the fiscal years ended October 31, 2001, 2000 and 1999, respectively, pursuant to expense limitations and/or waivers in effect during such periods: Schroder Small Capitalization Value Fund - $0, $0 and $0; and Schroder MidCap Value Fund - $66,790, $133,501 and $125,949.

ADMINISTRATIVE SERVICES

         On behalf of each Fund, the Trust has entered into an administration agreement with SEI Investments Mutual Funds Services ("SEI") pursuant to which SEI provides administrative services necessary for the operation of the Funds, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the Securities and Exchange Commission and state securities commissions), preparation and filing of tax returns, preparation of the Trust's periodic financial reports, and certain other fund accounting services. Under the agreement with SEI, the Trust, together with all mutual funds managed by Schroder, pays fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates: 0.15% on the first $300 million of such assets, and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The administration agreement is terminable by either party at the end of a three year initial term or thereafter, at any time, by either party upon 60 days' written notice to the other party. The administration agreement is terminable by either party in the case of a material breach.

         As SEI did not commence providing these services until after the conclusion of each Fund's most recent fiscal year, no fees paid to SEI are given.

         Prior to November 5, 2001, the Trust received these services from State Street Bank and Trust Company ("State Street"). From June 1, 1999 to November 4, 2001, State Street received complex-wide fees according to the following annual rates based on the combined average daily net assets of such funds: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion of such assets, and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Such minimum charges were increased for the period from June 1, 2001 to November 4, 2001. Prior to June 1, 1999, the Trust paid compensation to State Street under the agreement at the following annual rates based on the average daily net assets of each Fund taken separately: 0.08% of the first $125 million of such assets, 0.06% of the next $125 million of such assets, and 0.04% of such assets in excess of $250 million, subject to certain minimum requirements.

         For the fiscal years ended October 31, 2001, 2000 and 1999, respectively, each Fund paid the following fees to State Street under an administration agreement: Schroder Small Capitalization Value Fund - $74,489, $60,523 and $78,559; and Schroder MidCap Value Fund - $11,516, $10,694 and $16,530.

DISTRIBUTOR

         Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for ownership information regarding the Distributor.

         Shareholder Servicing Plan for Advisor Shares. Each Fund had previously adopted a Shareholder Servicing Plan (the "Service Plan") for the Advisor Shares of the Fund. Effective June 23, 2000, the Advisor Shares of each Fund were recapitalized to Investor Shares, and no Fund presently has any Advisor shares outstanding.

         In the fiscal years ended October 31, 2001, 2000 and 1999, respectively, the Funds paid the following amounts to the Distributor under the Service Plan, all of which was, in turn, paid by the Distributor to service organizations: Schroder Small Capitalization Value Fund - $0, $163 and $298; and Schroder MidCap Value Fund - $0, $5 and $35.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         Allocation. Schroder may deem the purchase or sale of a security to be in the best interests of a Fund or Funds as well as other clients of Schroder. In such cases, Schroder may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day or at approximately the same time. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be fair and equitable and consistent with its fiduciary obligations to each client.

         Brokerage and Research Services. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund. The investment advisory fee paid by a Fund is not reduced because Schroder and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and by the Management Contracts, Schroder may cause a Fund to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

         Schroder also manages private investment companies ("hedge funds") that it markets to, among others, existing Schroder clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in a Fund. In addition, portfolio managers who manage the hedge funds may manage one or more of the Funds. The hedge funds are structured so that when they reach a certain set size, the portfolio managers will be compensated through sharing in the profits generated to Schroder by the hedge funds. In the context of this performance compensation structure, the differences in trading methodologies between the hedge fund and a Fund may result in a conflict of interest. Schroder is aware of this potential conflict of interest and has instituted procedures to ensure that transactions effected on behalf of the hedge funds do not adversely impact the Funds. These procedures include the co-authorization by portfolio managers, whose compensation is independent of the profitability of the hedge funds, of transactions on behalf of the hedge funds and more frequent compliance review of transactions effected for all clients, including the Funds, in the same sectors.

         The following table shows the aggregate brokerage commissions paid by each Fund during the three most recent fiscal years.

------------------------------------------------ ------------------- ------------------ ---------------------
                                                     BROKERAGE           BROKERAGE           BROKERAGE
                                                  COMMISSIONS PAID   COMMISSIONS PAID     COMMISSIONS PAID
                                                   DURING FISCAL       DURING FISCAL     DURING FISCAL YEAR
                                                     YEAR ENDED         YEAR ENDED         ENDED 10/31/99
FUND                                                  10/31/01           10/31/00
------------------------------------------------ ------------------- ------------------ ---------------------
Schroder Small Capitalization Value Fund         $186,406               $295,473           $296,970
------------------------------------------------ ------------------- ------------------ ---------------------
Schroder MidCap Value Fund                       $37,406                $55,828            $68,666
------------------------------------------------ ------------------- ------------------ ---------------------

         The following table shows information regarding Fund transactions placed with brokers and dealers during the fiscal year ended October 31, 2001 identified as having been executed on the basis of research and other services provided by the broker or dealer.

                                Total Dollar Value of    Commissions Paid with
    Fund                        Such Transactions        Respect to Such Transactions
    ----                        -----------------        ----------------------------
    Schroder Small              $3,163,119               $6,648   (which amount represents approximately  3.57% of
    Capitalization Value Fund                                         the total brokerage commissions paid by the
                                                                      Fund)

    Schroder MidCap Value Fund  $1,400,846               $1,958   (which amount represents approximately  5.23% of
                                                                      the total brokerage commissions paid by the
                                                                      Fund)

         Funds that are not listed in the above table did not pay any commissions related to brokerage or research services for the stated periods.

DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

         The Trustees have established procedures for the valuation of a Fund's securities, which are summarized below:

         Equities listed or traded on a domestic or foreign stock exchange (including the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless Schroder believes another valuation is more appropriate. Options on indices or exchange-traded fund ("ETF") shares are valued at the mid-market price reported as of the close of the Chicago Board of Options Exchange. Other options and futures contracts traded on a securities exchange or board of trade are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price. Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market price. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

         All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

         Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities.

         If any securities held by a Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value.

         The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.

TAXES

         Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a RIC qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

         In order to qualify as a RIC a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

         If a Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

         In order to receive the favorable tax treatment accorded RICs and their shareholders, a Fund must in general distribute with respect to each taxable year at least 90% of its ordinary income (including net short-term capital gains) and its tax-exempt interest income, net of expenses attributable to such interest. Each Fund intends to make such distributions.

         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         A Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). Distributions designated by a Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains (generally subject to a 20% tax rate), regardless of how long you have held the shares. Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by each of the Funds for the preceding year. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         Upon the disposition of shares of a Fund (whether by sale, exchange, or redemption), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% (but see below for rules on "qualified 5-year gain"). In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. However, any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.

         With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

         If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders would include in gross income from foreign sources their pro rata share of such taxes. Shareholders then may take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else deduct such foreign taxes as an itemized deduction from gross income, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement).

         If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert capital gain into ordinary income, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

         A Fund may be required to withhold up to 30.5% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding. For amounts paid in 2002 and 2003, the rate is scheduled to be 30%.

         For taxable years beginning after December 31, 2000, the maximum tax rates for gain from capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years ("qualified 5-year gain") are 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

         The foregoing discussion is primarily a summary of certain federal income tax consequences of investing in a Fund, based on the law as of the date of this SAI. The discussion does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

PRINCIPAL HOLDERS OF SECURITIES

         To the knowledge of the Trust, as of July 17, 2002, the Trustees of the Trust and the officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.

         To the knowledge of the Trust, as of July 17, 2002, no person owned beneficially more than 25% of the outstanding voting securities of either Fund, except as noted below. These persons may be deemed to control the noted Funds. The Trust is not aware of any other person that may control a Fund.

         To the knowledge of the Trust, as of July 17, 2002, no person owned of record, or was known to the Trust to own beneficially, more than 5% of the outstanding Investor Shares of either Fund, except as set forth below. Because these shareholders hold a substantial number of shares, they may be able to require that the Trust hold special shareholder meetings and may be able to determine the outcome of any shareholder vote.

                                                                             Percentage of
                                                                             Outstanding Investor
Record or Beneficial Owner                      Fund                         Shares Owned
--------------------------                      ----                         ------------
State Street Bank & Trust Co                    Schroder MidCap Value Fund         31.84%
Trustee of the
Lewco Securities Pension Plan
T26501 ATTN;  Paul Chwaliszewski
P.O. Box 351
Boston, MA  02101-0351

Charles Schwab & Co. Inc.                       Schroder Midcap                    22.45%
Special Custody Account                         Value Fund
For the Benefit of Customers
Attn:  Mutual Funds
l0l Montgomery Street
San Francisco, CA  94104-4122

Salomon Smith Barney                            Schroder MidCap Value Fund         14.27%
333 W. 34th St., 7th Floor
New York, NY  l000l-2483

State Street Bank and Trust Company             Schroder MidCap Value Fund         7.14%
Custody for the IRA of Susan S. Hager
92 Woodridge Road
Wayland, MA 01778-3612
State Street Bank and Trust Company             Schroder MidCap Value              6.45%
Custody for the IRA of Alan Blinken             Fund
3121 O Street NW
Washington, DC 20007-3117
Alan Blinken                                    Schroder MidCap Value Fund         6.45%
Melinda Blinketn JT WROS
3121 O Street NW
Washington, DC 20007-3117

FP VII Kinship Corporation                      Schroder Small                     10.35%
Eric Schreiner VP                               Capitalization Value Fund
400 Skokie Blvd Ste 300
Northbrook, IL  60062-7903

                                                                             Percentage of
                                                                             Outstanding Investor
Record or Beneficial Owner                      Fund                         Shares Owned
--------------------------                      ----                         ------------
Northern Trust Co TTEE                          Schroder Small                     8.97%
FBO VHA-Retirement Plan                         Capitalization Value Fund
Acct# 22-09161
PO Box 92956
Chicago, IL  60675-2956

The Bank of New York TTEE                       Schroder Small                     8.16%
FBO Tri Valley Growers                          Capitalization Value Fund
Attn:  Michael A. Polis
Master Trust Dept.
One Wall St. 12th Floor
New York, NY  l0005-2500

Northern Trust Co TTEE                          Schroder Small                     6.77%
FBO STP                                         Capitalization Value Fund
Acct# 22-48216
PO Box 92956
Chicago, IL  60675-2956

PERFORMANCE INFORMATION

         Average annual total return of a class of shares of a Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

         ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of a particular Fund's shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of a Fund's shares to those of various classes of other mutual funds and other investment vehicles. Performance for each Fund's shares may be compared to various indices.

         The table below sets forth the average annual total return of Investor Shares of the Funds for the one-year and five-year (if applicable) periods ended October 31, 2001, and for the period from the commencement of a Fund's operations until October 31, 2001.

         AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2001

--------------------- ----------- ----------- ----------------- -------------
                                              SINCE INCEPTION
                                                  OF FUND        INCEPTION
        FUND            1 YEAR     5 YEARS      (ANNUALIZED)    DATE OF FUND
--------------------- ----------- ----------- ----------------- -------------
Schroder Small          5.17%       12.53%         11.77%         2/16/94
Capitalization
Value Fund
--------------------- ----------- ----------- ----------------- -------------
Schroder MidCap         -9.30%       N/A           4.89%           8/1/97
Value Fund
--------------------- ----------- ----------- ----------------- -------------

         From time to time, Schroder and its affiliates may reduce their compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Trust's current Prospectus. Any such waiver or assumption would increase a Fund's yield and total return during the period of the waiver or assumption.

CUSTODIAN

         JPMorgan Chase Bank ("Chase"), 270 Park Avenue, New York, New York, is the custodian of the assets of each Fund. The custodian's responsibilities include safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell. Prior to November 5, 2001, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, served as custodian to the Funds.

         The Bank of New York ("BONY"), One Wall Street, 4th Floor, New York, New York 10286, serves as custodian of certain securities and other assets that may be held by the Funds from time to time in connection with repurchase agreement transactions. BONY provides custodial services with respect to such securities substantially similar to those provided by Chase.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184, is the Trust's registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

         The Trust, Schroder Investment Management North America Inc., and Schroder Fund Advisors Inc. have adopted a Code of Ethics pursuant to the requirements of the Investment Company Act. Subject to certain restrictions, the Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

LEGAL COUNSEL

         Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

         The Schedule of Investments, Statement of Assets and Liabilities, Statement of Operation, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements in respect of each Fund are included in the Trust's Annual Report for the fiscal year ended October 31, 2001 on Form N-30D under the Investment Company Act, filed electronically with the Securities and Exchange Commission on December 31, 2001 (File 811-7840; Accession No. 0000950135-01-504034). That information was, except as noted below, audited by PricewaterhouseCoopers LLP, the current independent accountants to the Trust, and, along with their Report of Independent Accountants included in the Annual Report, is incorporated by reference into this Statement of Additional Information. The Statement of Changes in Net Assets for the fiscal year ended October 31, 1999, and the Financial Highlights for each of the periods ended on or before October 31, 1999 included in the Annual Report, were audited by Arthur Andersen LLP, the former independent accountants to the Trust. Arthur Andersen LLP's Report, dated December 14, 1999, relating thereto (filed with the Securities and Exchange Commission on December 30, 1999; File No. 811-7840; Accession No. 0000912057-99-011019) is incorporated by reference into this Statement of Additional Information. PricewaterhouseCoopers LLP's and Arthur Andersen LLP's consents to the use of such information in the Registration Statement are filed as exhibits to the Registration Statement.

         The Schedule of Investments, Statement of Assets and Liabilities, Statement of Operation, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements (each unaudited) in respect of each Fund are included in the Trust's Semi-Annual Report for the six months ended April 30, 2002, which was filed with the Securities and Exchange Commission on June 26, 2002, and have been included in this Statement of Information as Appendix B.

APPENDIX A

RATINGS OF CORPORATE DEBT INSTRUMENTS

         MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         FIXED-INCOME SECURITY RATINGS

         "Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

         "Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         "B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         COMMERCIAL PAPER RATINGS

         Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

         Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

         STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S")

         FIXED-INCOME SECURITY RATINGS

         A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         "AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         "AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         "A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

         "BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

         "BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

         "B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         "CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         "CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

         "C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

         "CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

         "NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

         COMMERCIAL PAPER RATINGS

         Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

         Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

         "A-1" Indicates that the degree of safety regarding timely payment is very strong.

         "A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

         "A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

APPENDIX B


FINANCIAL INFORMATION

NOTE: Included in the attached financial statements is information regarding certain Funds other than Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund. Those other Funds are series of Schroder Capital Funds (Delaware) and are not series of Schroder Series Trust.

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)

     Shares                                                    Value $
     ------                                                    -------
                 COMMON STOCK -- 97.3%
                 Banks & Finance -- 4.8%
      2,000      Comerica                                        125,700
      1,400      Greenpoint Financial                             69,230
                                                              ----------
                                                                 194,930
                 BASIC INDUSTRIES -- 3.2%
      4,200      Monsanto                                        129,360
                                                              ----------
                 BUSINESS SERVICES -- 12.2%
      3,600      Amdocs (1)                                       78,228
      6,000      Ceridian (1)                                    133,680
      2,700      DST Systems (1)                                 133,434
      8,800      Quanta Services (1)                             147,488
                                                              ----------
                                                                 492,830
                 CAPITAL GOODS -- 9.1%
      1,300      Northrop Grumman                                156,858
      1,000      SPX (1)                                         134,650
      3,900      Thermo Electron (1)                              73,710
                                                              ----------
                                                                 365,218
                 CONSUMER CYCLICALS -- 13.9%
      8,400      Adelphia Communications
                    "A" Shares (1)                                50,568
      3,900      Brinker International (1)                       134,316
      3,900      CVS                                             130,572
      2,100      McGraw-Hill                                     134,379
      5,500      Staples (1)                                     109,835
                                                              ----------
                                                                 559,670
                 CONSUMER STAPLES -- 3.8%
      4,200      Kellogg                                         150,864
                                                              ----------
                 ENERGY -- 11.2%
      3,800      BJ Services (1)                                 139,612
      3,000      Devon Energy                                    147,930
      3,300      Weatherford International (1)                   164,571
                                                              ----------
                                                                 452,113
                 HEALTH CARE -- 9.9%
      2,300      Anthem (1)                                      156,860
      1,700      Barr Laboratories (1)                           113,305
      8,400      HEALTHSOUTH (1)                                 126,840
                                                              ----------
                                                                 397,005
                 INSURANCE -- 9.4%
      2,700      Allmerica Financial                             134,757
      4,500      Principal Financial Group (1)                   125,100
      4,100      Willis Group Holdings (1)                       119,925
                                                              ----------
                                                                 379,782


     Shares                                                      Value $
     ------                                                      -------

                 TECHNOLOGY -- 10.4%
      5,400      Advanced Micro Devices (1)                       60,372
      4,100      Harris                                          148,461
      8,100      Sanmina-SCI (1)                                  84,240
     15,000      Symbol Technologies                             126,900
                                                              ----------
                                                                 419,973
                 TRANSPORTATION -- 2.9%
      3,200      CSX                                             115,744
                                                              ----------
                 UTILITIES -- 6.5%
      3,400      Cinergy                                         120,802
      4,000      KeySpan                                         141,200
                                                              ----------
                                                                 262,002
                                                              ----------
                 TOTAL COMMON STOCK
                 (Cost $ 3,241,190)                            3,919,491
                                                              ----------
                 SHORT-TERM INVESTMENT -- 1.3%
     50,791      SEI Daily Income Trust
                   Money Market Fund
                   1.69% (2)
                   (Cost $ 50,791)                                50,791
                                                              ----------
                 TOTAL INVESTMENTS
                   (Cost $ 3,291,981) -- 98.6%                 3,970,282

                 OTHER ASSETS LESS
                   LIABILITIES -- 1.4%                            56,352
                                                              ----------



                 TOTAL NET
                  ASSETS -- 100%                              $4,026,634
                                                              ==========


(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of April 30, 2002.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)


      Shares                                                      Value $
      ------                                                      -------
                   COMMON STOCK -- 97.5%
                   BANKS & FINANCE -- 2.1%
      24,300       Cullen/Frost Bankers                            917,082
                                                              ------------
                   BASIC INDUSTRIES -- 5.0%
     108,000       Calgon Carbon                                   972,000
      62,600       Delta and Pine Land                           1,218,196
                                                              ------------
                                                                 2,190,196
                   BUSINESS SERVICES -- 11.4%
      43,500       Insituform Technologies
                     Class A (1)                                 1,080,975
      77,500       Quanta Services (1)                           1,298,900
      92,000       Tetra Tech (1)                                1,311,920
      58,200       Titan (1)                                     1,330,452
                                                              ------------
                                                                 5,022,247
                   CAPITAL GOODS -- 12.6%
      22,500       AGCO (1)                                        511,200
      13,500       Alliant Techsystems (1)                       1,453,950
      40,900       EDO                                           1,265,855
      56,800       Optimal Robotics Class A (1)                    847,456
      58,000       Terex (1)                                     1,452,900
                                                              ------------
                                                                 5,531,361
                   CONSUMER CYCLICALS -- 10.9%
      25,000       Gtech Holdings (1)                            1,497,750
      34,200       Harland (John H.)                             1,029,420
      24,000       Scholastic (1)                                1,217,520
      26,500       Zale (1)                                      1,052,580
                                                              ------------
                                                                 4,797,270
                   CONSUMER STAPLES -- 4.7%
      65,000       Dial                                          1,363,700
      20,400       JM Smucker                                      707,880
                                                              ------------
                                                                 2,071,580
                   ENERGY -- 16.7%
      46,400       Cal Dive International (1)                    1,201,760
      33,100       Forest Oil (1)                                1,042,650
     104,000       Grant Prideco (1)                             1,664,000
      43,900       National-Oilwell (1)                          1,166,423
      42,000       Plains Resources (1)                          1,150,800
      48,000       Pure Resources (1)                            1,132,800
                                                              ------------
                                                                 7,358,433
                   HEALTH CARE -- 8.1%
      16,300       Barr Laboratories (1)                         1,086,395
      27,000       Haemonetics (1)                                 894,780
      20,400       IDEXX Laboratories (1)                          580,992
      50,000       Viasys Healthcare (1)                         1,009,000
                                                              ------------
                                                                 3,571,167


      Shares                                                      Value $
      ------                                                      -------
                   INSURANCE -- 6.1%
      39,100       Annuity and Life Re Holdings                    742,118
      35,200       Max Re Capital                                  546,656
      42,500       Protective Life                               1,354,050
       2,900       Scottish Annuity & Life
                     Holdings                                       62,060
                                                              ------------
                                                                 2,704,884
                   REAL ESTATE INVESTMENT TRUSTS -- 1.1%
      36,100       Corporate Office Properties
                     Trust                                         486,989
                                                              ------------
                   TECHNOLOGY -- 9.2%
      37,000       Harris                                        1,339,770
      30,900       Mercury Computer Systems (1)                    894,555
      57,500       Storage Technology (1)                        1,183,350
      49,200       TTM Technologies (1)                            404,375
      13,000       Universal Electronics (1)                       216,450
                                                              ------------
                                                                 4,038,500
                   TELECOMMUNICATIONS -- 3.2%
      46,900       IDT (1)                                         938,000
      26,900       IDT Class B (1)                                 471,019
                                                              ------------
                                                                 1,409,019
                   TRANSPORTATION -- 1.1%
      16,700       Florida East Coast Industries                   465,930
                                                              ------------



                   UTILITIES -- 5.3%
      38,000       Black Hills                                   1,324,680
      57,650       Southern Union (1)                            1,008,875
                                                              ------------
                                                                 2,333,555
                                                              ------------
                   TOTAL COMMON STOCK
                     (Cost $33,974,636)                         42,898,213
                                                              ------------
                   SHORT-TERM INVESTMENT -- 2.1%
     921,929       SEI Daily Income Trust
                     Money Market Fund
                     1.69% (2)
                     (Cost $921,929)                              921,929
                                                              ------------
                   TOTAL INVESTMENTS
                     (Cost $34,896,565) -- 99.6%                43,820,142
                   OTHER ASSETS
                     LESS LIABILITIES -- 0.4%                      161,197
                                                              ------------
                   TOTAL NET
                     ASSETS -- 100%                           $ 43,981,339
                                                              ============


(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of April 30, 2002.


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)

                                                                                                       INTERNATIONAL
                                                                EMERGING                                  SMALLER
                                                                 MARKETS           INTERNATIONAL         COMPANIES
                                                                  FUND                  FUND                FUND
                                                             --------------       --------------       --------------
ASSETS
  Investments in securities, at value - Note 2 ..........    $   34,725,427       $    9,985,070       $   29,827,494
  Repurchase agreements .................................            30,000                   --                   --
  Cash ..................................................               568                   --                   --
  Foreign currency, at value ............................           908,604                   20                    8
  Dividends and tax reclaims receivable .................           131,972               98,131              130,300
  Interest receivable ...................................                 1                  435               10,236
  Receivable for securities sold ........................           258,295               91,345              331,736
  Receivable for Fund shares sold .......................               485                   --            5,709,455
  Unrealized appreciation on forward
    foreign currency contracts ..........................                --                7,519                  123
  Prepaid expenses ......................................            15,598                7,393               16,759
  Due from Investment Advisor - Note 3 ..................            17,606                1,960               20,099
                                                             --------------       --------------       --------------
         TOTAL ASSETS ...................................        36,088,556           10,191,873           36,046,210
LIABILITIES
  Payable for securities purchased ......................           352,750              108,599                   --
  Payable for Fund shares redeemed ......................             6,406               12,173            4,715,846
  Foreign taxes payable .................................            24,854                   --                   --
  Unrealized depreciation on forward
    foreign currency contracts ..........................            34,054               32,346              102,457
  Advisory fee payable - Note 3 .........................                --                   --                   --
  Administration fee payable - Note 3 ...................            12,047                3,001                9,581
  Accrued expenses and other liabilities ................            54,300               43,295               13,988
                                                             --------------       --------------       --------------
         TOTAL LIABILITIES ..............................           484,411              199,414            4,841,872
                                                             --------------       --------------       --------------
      NET ASSETS ........................................    $   35,604,145       $    9,992,459       $   31,204,338
                                                             ==============       ==============       ==============

NET ASSETS
  Capital paid-in .......................................    $   45,165,304       $   22,406,946       $   34,808,801
  Undistributed (distributions in excess of) net
    investment income ...................................          (140,066)             214,933              335,638
  Accumulated net realized gain (loss) on
    investments and foreign currency transactions .......       (13,945,387)         (12,519,565)          (3,740,799)
  Net unrealized appreciation (depreciation) on
    investments and foreign currency translations .......         4,524,294             (109,855)            (199,302)
                                                             --------------       --------------       --------------
         NET ASSETS .....................................    $   35,604,145       $    9,992,459       $   31,204,338
                                                             ==============       ==============       ==============

Investor Class:
  Net asset value, offering and redemption price per
    share ...............................................    $         9.74       $         6.84       $        10.26
Total shares outstanding at end of period ...............         3,654,081            1,461,907            3,042,438
Cost of securities including repurchase agreements ......    $   30,183,006       $   10,072,303       $   29,925,828
Cost of foreign currency ................................    $      898,605       $           20       $            8


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                         SMALL
                           U.S. LARGE          U.S. SMALLER          MIDCAP          CAPITALIZATION
          ULTRA            CAP EQUITY           COMPANIES             VALUE              VALUE
          FUND                FUND                FUND                FUND                FUND
      -------------       -------------       -------------       -------------       -------------
      $ 177,456,948       $  12,067,641       $  51,727,567       $   3,970,282       $  43,820,142
         40,849,098                  --             950,815                  --                  --
                 --             228,830           1,631,421                  --                 436
                 --                  --                  --                  --                  --
             16,750              12,189               6,572               2,430                 809
             29,496                  --               6,388                 100               1,273
          7,167,497                  --             461,786              74,008             674,285
            118,664               2,080           1,358,761                  --              28,804

                 --                  --                  --                  --                  --
              6,899               8,079               2,718               1,829              15,728
                 --                  --                  --                  --                  --
      -------------       -------------       -------------       -------------       -------------
        225,645,352          12,318,819          56,146,028           4,048,649          44,541,477

          3,745,051                  --           2,301,677                  --             356,268
                 --                  --               9,826                  --             123,578
                 --                  --                  --                  --                  --

                 --                  --                  --                  --                  --
            223,062               8,571              20,861               2,906              35,865
             69,561               1,598              16,276                 468               5,270
             67,299              39,940              37,274              18,641              39,157
      -------------       -------------       -------------       -------------       -------------
          4,104,973              50,109           2,385,914              22,015             560,138
      -------------       -------------       -------------       -------------       -------------
      $ 221,540,379       $  12,268,710       $  53,760,114       $   4,026,634       $  43,981,339
      =============       =============       =============       =============       =============

      $ 161,645,429       $  18,226,539       $  46,997,116       $   2,838,259       $  33,089,079

         (1,057,301)            (87,497)           (111,609)            (11,030)           (148,546)

         37,372,555          (4,982,655)          1,636,908             521,104           2,117,229

         23,579,696            (887,677)          5,237,699             678,301           8,923,577
      -------------       -------------       -------------       -------------       -------------

      $ 221,540,379       $  12,268,710       $  53,760,114       $   4,026,634       $  43,981,339
      =============       =============       =============       =============       =============

      $       33.58       $        3.41       $       16.05       $       11.86       $       13.68
          6,598,144           3,592,824           3,349,470             339,405           3,215,598
      $ 194,726,350       $  12,955,318       $  47,440,683       $   3,291,981       $  34,896,565
      $          --       $          --       $          --       $          --       $          --

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

                                                                                                        INTERNATIONAL
                                                                      EMERGING                             SMALLER
                                                                      MARKETS         INTERNATIONAL       COMPANIES
                                                                        FUND              FUND               FUND
                                                                    --------------    --------------    --------------
INVESTMENT INCOME
  Dividend income ...............................................   $      263,875    $      107,297    $      236,669
  Interest income ...............................................            4,959            27,472            28,677
  Foreign taxes withheld ........................................          (23,147)           (7,579)          (23,645)
                                                                    --------------    --------------    --------------
         TOTAL INCOME ...........................................          245,687           127,190           241,701
EXPENSES
  Investment advisory fees - Note 3 .............................          179,421            42,307           111,098
  Administrative fees - Note 3 ..................................           44,855            18,445            32,676
  Subadministration fees - Note 3 ...............................           25,918            12,211            18,839
  Custodian fees ................................................          108,619             9,667            29,856
  Audit fees ....................................................           15,149            11,233            12,817
  Legal fees ....................................................           17,198             7,627            12,290
  Printing expenses .............................................            7,269             3,320            10,182
  Trustees fees - Note 5 ........................................            6,334             2,881             5,227
  Transfer agent fees ...........................................           12,038            18,581            28,394
  Organizational expenses .......................................              193                --                --
  Registration fees .............................................           12,857            10,029            14,736
  Insurance .....................................................            2,108             9,411             1,047
  Other .........................................................            7,464             3,645             6,457
                                                                    --------------    --------------    --------------
         TOTAL EXPENSES .........................................          439,423           149,357           283,619
  Expenses borne by Investment Adviser - Note 3 .................         (134,303)          (53,284)          (81,682)
  Expenses waived by Investment Adviser - Note 3 ................               --            (4,101)           (5,864)
  Interest expense ..............................................               --                --                --
                                                                    --------------    --------------    --------------
         NET EXPENSES ...........................................          305,120            91,972           196,073
                                                                    --------------    --------------    --------------
         NET INVESTMENT INCOME (LOSS) ...........................          (59,433)           35,218            45,628
                                                                    --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain (loss) on investments sold (a) ..............          (94,022)       (2,205,569)       (1,738,926)
  Net realized gain (loss) on foreign currency transactions .....          (61,275)          290,362           358,251
                                                                    --------------    --------------    --------------
         Net realized gain (loss) on investments and
            foreign currency transactions .......................         (155,297)       (1,915,207)       (1,380,675)
                                                                    --------------    --------------    --------------
  Change in net unrealized appreciation on investments ..........        9,138,813         2,638,240         5,291,010
  Change in net unrealized depreciation on foreign
    currency translations .......................................          (23,162)         (133,065)         (164,085)
                                                                    --------------    --------------    --------------
         Net change in unrealized appreciation
            on investments and foreign
            currency translations ...............................        9,115,651         2,505,175         5,126,925
                                                                    --------------    --------------    --------------
         NET GAIN ...............................................        8,960,354           589,968         3,746,250
                                                                    --------------    --------------    --------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ...............................................   $    8,900,921    $      625,186    $    3,791,878
                                                                    ==============    ==============    ==============


(a) Includes capital gains taxes for sales of Thailand securities in the amount of $ 22,109 for Schroder Emerging Markets Funds.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                SMALL
                            U.S. LARGE           U.S. SMALLER             MIDCAP            CAPITALIZATION
        ULTRA               CAP EQUITY            COMPANIES               VALUE                 VALUE
        FUND                  FUND                  FUND                  FUND                  FUND
   ---------------       ---------------       ---------------       ---------------       ---------------
   $       297,794       $        93,556       $       146,060       $        18,415       $       176,827
           398,613                    63                43,735                 2,424                27,393
                --                    --                    --                    --                    --
   ---------------       ---------------       ---------------       ---------------       ---------------
           696,407                93,619               189,795                20,839               204,220

         1,162,956                61,409               102,761                21,249               206,391
           232,575                    --                51,418                    --                    --
           133,870                11,826                29,801                 3,411                31,339
            33,482                 5,934                11,822                 1,090                 6,779
            46,366                 4,036                14,523                 2,603                13,899
            41,367                11,074                16,194                 1,930                18,246
            28,964                10,300                13,130                 9,417                13,052
            32,364                 4,196                 7,933                 1,054                 7,417
            29,833                36,631                34,696                11,173                37,196
                --                    --                    --                 1,026                    --
               496                 4,425                11,006                    --                 8,521
             5,420                 3,893                10,950                   526                 3,925
             5,780                 8,427                   564                 2,476                 6,001
   ---------------       ---------------       ---------------       ---------------       ---------------
         1,753,473               162,151               304,798                55,955               352,766
            (1,320)              (11,052)               (3,394)              (24,086)                   --
                --               (10,960)                   --                    --                    --
             1,271                    --                    --                    --                    --
   ---------------       ---------------       ---------------       ---------------       ---------------
         1,753,424               140,139               301,404                31,869               352,766
   ---------------       ---------------       ---------------       ---------------       ---------------
        (1,057,017)              (46,520)             (111,609)              (11,030)             (148,546)
   ---------------       ---------------       ---------------       ---------------       ---------------



        37,121,597            (1,399,840)            2,188,566               521,137             2,258,016
              (284)                  (23)                   --                    --                    --
   ---------------       ---------------       ---------------       ---------------       ---------------

        37,121,313            (1,399,863)            2,188,566               521,137             2,258,016
   ---------------       ---------------       ---------------       ---------------       ---------------
         7,948,666             1,479,111             2,871,816               302,012             2,275,682

                --                    --                    --                    --                    --
   ---------------       ---------------       ---------------       ---------------       ---------------


         7,948,666             1,479,111             2,871,816               302,012             2,275,682
   ---------------       ---------------       ---------------       ---------------       ---------------
        45,069,979                79,248             5,060,382               823,149             4,533,698
   ---------------       ---------------       ---------------       ---------------       ---------------

   $    44,012,962       $        32,728       $     4,948,773       $       812,119       $     4,385,152
   ===============       ===============       ===============       ===============       ===============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

                                                                                                            INTERNATIONAL
                                                                  EMERGING                                     SMALLER
                                                                   MARKETS            INTERNATIONAL           COMPANIES
                                                                    FUND                   FUND                 FUND
                                                               ---------------       ---------------       ---------------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss) .........................    $       (59,433)      $        35,218       $        45,628
     Net realized gain (loss) on investments and
        foreign currency transactions .....................           (155,297)           (1,915,207)           (1,380,675)
     Change in net unrealized appreciation on
        investments and foreign currency translations .....          9,115,651             2,505,175             5,126,925
                                                               ---------------       ---------------       ---------------
     Net increase in net assets resulting
        from operations ...................................          8,900,921               625,186             3,791,878
                                                               ---------------       ---------------       ---------------

   Dividends and Distributions to Investor
     Shareholders:
     From net investment income ...........................                 --            (2,191,989)             (360,647)
     From net realized capital gains ......................                 --                    --                    --
                                                               ---------------       ---------------       ---------------
                                                                            --            (2,191,989)             (360,647)
                                                               ---------------       ---------------       ---------------

INVESTOR SHARE TRANSACTIONS:
   Sales of shares ........................................         11,085,484               710,554            33,824,644
   Reinvestment of distributions ..........................                 --             1,745,827               340,779
   Redemptions of shares ..................................        (13,602,752)          (11,746,793)          (28,026,204)
                                                               ---------------       ---------------       ---------------
     Total increase (decrease) from Investor
        Share transactions ................................         (2,517,268)           (9,290,412)            6,139,219
                                                               ---------------       ---------------       ---------------

   Total increase (decrease) in net assets ................          6,383,653           (10,857,215)            9,570,450
NET ASSETS
   Beginning of Period ....................................         29,220,492            20,849,674            21,633,888
                                                               ---------------       ---------------       ---------------
   End of Period ..........................................    $    35,604,145       $     9,992,459       $    31,204,338
                                                               ===============       ===============       ===============


Undistributed (distributions in excess of) net
   investment income ......................................    $      (140,066)      $       214,933       $       335,638
                                                               ===============       ===============       ===============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares ........................................          1,242,054               105,694             3,470,829
   Reinvestment of distributions ..........................                 --               260,961                36,507
   Redemption of shares ...................................         (1,488,625)           (1,775,868)           (2,850,312)
                                                               ---------------       ---------------       ---------------
   Net increase (decrease) in Investor Shares .............           (246,571)           (1,409,213)              657,024
                                                               ===============       ===============       ===============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                    SMALL
                               U.S. LARGE          U.S. SMALLER               MIDCAP            CAPITALIZATION
          ULTRA                CAP EQUITY           COMPANIES                 VALUE                 VALUE
           FUND                   FUND                 FUND                   FUND                   FUND
      ----------------       -------------       ----------------       ----------------       ----------------
      $     (1,057,017)      $     (46,520)      $       (111,609)      $        (11,030)      $       (148,546)

            37,121,313          (1,399,863)             2,188,566                521,137              2,258,016

             7,948,666           1,479,111              2,871,816                302,012              2,275,682
      ----------------       -------------       ----------------       ----------------       ----------------

            44,012,962              32,728              4,948,773                812,119              4,385,152
      ----------------       -------------       ----------------       ----------------       ----------------

                    --             (40,954)                    --                     --                     --
           (63,869,225)                 --             (3,217,920)              (648,244)            (3,723,464)
      ----------------       -------------       ----------------       ----------------       ----------------
           (63,869,225)            (40,954)            (3,217,920)              (648,244)            (3,723,464)
      ----------------       -------------       ----------------       ----------------       ----------------

            47,433,432             460,247             34,871,058              2,107,824             15,542,327
            62,818,337              27,727              3,155,139                394,302              2,620,196
           (37,136,723)         (7,658,457)           (14,093,057)            (4,733,505)           (15,497,846)
      ----------------       -------------       ----------------       ----------------       ----------------

            73,115,046          (7,170,483)            23,933,140             (2,231,379)             2,664,677
      ----------------       -------------       ----------------       ----------------       ----------------
            53,258,783          (7,178,709)            25,663,993             (2,067,504)             3,326,365

           168,281,596          19,447,419             28,096,121              6,094,138             40,654,974
      ----------------       -------------       ----------------       ----------------       ----------------
      $    221,540,379       $  12,268,710       $     53,760,114       $      4,026,634       $     43,981,339
      ================       =============       ================       ================       ================

      $     (1,057,301)      $     (87,497)      $       (111,609)      $        (11,030)      $       (148,546)
      ================       =============       ================       ================       ================


             1,597,579             120,552              2,188,749                174,291              1,161,720
             2,253,978               7,183                204,348                 34,987                202,332
              (906,178)         (2,008,165)              (895,428)              (418,412)            (1,160,093)
      ----------------       -------------       ----------------       ----------------       ----------------
             2,945,379          (1,880,430)             1,497,669               (209,134)               203,959
      ================       =============       ================       ================       ================




The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                                                          INTERNATIONAL
                                                                EMERGING                                     SMALLER
                                                                MARKETS             INTERNATIONAL           COMPANIES
                                                                 FUND                   FUND                   FUND
                                                            ----------------       ----------------       ----------------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss) .......................   $         61,809       $        337,803       $         32,437
     Net realized gain (loss) on investments and
        foreign currency transactions ...................        (10,429,651)            (9,544,695)            (1,666,468)
     Change in net unrealized appreciation
        (depreciation) on investments and
        foreign currency translations ...................            (91,890)            (1,083,074)            (5,708,825)
                                                            ----------------       ----------------       ----------------
     Net increase (decrease) in net assets
        resulting from operations .......................        (10,459,732)           (10,289,966)            (7,342,856)
                                                            ----------------       ----------------       ----------------

   Dividends and Distributions to Investor
     Shareholders:
     From net investment income .........................                 --             (1,859,233)              (102,007)
     From net realized capital gains ....................                 --            (41,526,854)            (2,869,833)
                                                            ----------------       ----------------       ----------------
                                                                          --            (43,386,087)            (2,971,840)
                                                            ----------------       ----------------       ----------------

INVESTOR SHARE TRANSACTIONS:
   Sales of shares ......................................         26,457,678             51,879,232             38,366,675
   Reinvestment of distributions ........................                 --             41,341,524              2,875,643
   Redemptions of shares ................................        (18,330,700)          (124,057,747)           (27,927,812)
                                                            ----------------       ----------------       ----------------
     Total increase (decrease) from Investor
        Share transactions ..............................          8,126,978            (30,836,991)            13,314,506
                                                            ----------------       ----------------       ----------------

   Total increase (decrease) in net assets ..............         (2,332,754)           (84,513,044)             2,999,810
NET ASSETS
   Beginning of Period ..................................         31,553,246            105,362,718             18,634,078
                                                            ----------------       ----------------       ----------------
   End of Period ........................................   $     29,220,492       $     20,849,674       $     21,633,888
                                                            ================       ================       ================

Undistributed (distributions in excess of) net
   investment income ....................................   $        (19,358)      $      2,081,342       $        292,406
                                                            ================       ================       ================
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares ......................................          2,913,205              4,998,528              3,458,902
   Reinvestment of distributions ........................                 --              4,201,374                232,657
   Redemption of shares .................................         (2,019,294)           (12,624,111)            (2,508,168)
                                                            ----------------       ----------------       ----------------
   Net increase (decrease) in Investor Shares ...........            893,911             (3,424,209)             1,183,391
                                                            ================       ================       ================

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                      SMALL
                                U.S. LARGE            U.S. SMALLER            MIDCAP              CAPITALIZATION
           ULTRA                CAP EQUITY             COMPANIES               VALUE                  VALUE
            FUND                   FUND                  FUND                   FUND                   FUND
      ----------------       ----------------       ----------------       ----------------       ----------------
      $       (522,978)      $        (23,497)      $       (237,041)      $         (8,751)      $       (352,530)

            64,997,119             (3,566,452)             9,129,825                653,281              5,726,390

             8,631,610             (6,798,033)            (8,433,977)            (1,227,677)            (2,701,063)
      ----------------       ----------------       ----------------       ----------------       ----------------

            73,105,751            (10,387,982)               458,807               (583,147)             2,672,797
      ----------------       ----------------       ----------------       ----------------       ----------------


                    --                     --                     --                 (4,226)                    --
           (36,592,388)                    --             (9,983,529)              (730,900)           (11,197,381)
      ----------------       ----------------       ----------------       ----------------       ----------------
           (36,592,388)                    --             (9,983,529)              (735,126)           (11,197,381)
      ----------------       ----------------       ----------------       ----------------       ----------------

            36,951,610              1,215,390             15,197,592              1,260,444             19,219,026
            36,039,115                     --              9,844,243                667,099             10,717,533
           (22,207,817)           (19,707,084)           (51,057,974)            (2,675,981)           (33,997,202)
      ----------------       ----------------       ----------------       ----------------       ----------------

            50,782,908            (18,491,694)           (26,016,139)              (748,438)            (4,060,643)
      ----------------       ----------------       ----------------       ----------------       ----------------
            87,296,271            (28,879,676)           (35,540,861)            (2,066,711)           (12,585,227)

            80,985,325             48,327,095             63,636,982              8,160,849             53,240,201
      ----------------       ----------------       ----------------       ----------------       ----------------
      $    168,281,596       $     19,447,419       $     28,096,121       $      6,094,138       $     40,654,974
      ================       ================       ================       ================       ================

      $             --       $             --       $             --       $             --       $             --
      ================       ================       ================       ================       ================


             1,123,491                271,190                972,058                100,573              1,383,799
             1,343,239                   --                  673,802                 55,041                809,481
              (567,339)            (4,551,263)            (3,327,868)              (211,733)            (2,472,424)
      ----------------       ----------------       ----------------       ----------------       ----------------
             1,899,391             (4,280,073)            (1,682,008)               (56,119)              (279,144)
      ================       ================       ================       ================       ================

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          SIX                                                              FOR THE
                                        MONTHS                    FOR THE YEAR ENDED                        PERIOD
                                         ENDED                      OCTOBER 31,                             ENDED
                                       APRIL 30, ---------------------------------------------------     OCTOBER 31,
                                         2002       2001          2000          1999          1998         1997 (a)
                                       --------  ---------      --------      --------      --------     -----------
                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD   $ 11.11   $  13.50       $  10.88      $   9.72      $  10.36     $    10.00
                                       --------  ---------      --------      --------      --------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......      (0.03)     (0.02)         (0.01)           --         (0.01)            --
  Net Realized and Unrealized Gain
    (Loss) on Investments .........       1.71      (1.13)          2.63          1.16         (0.63)          0.36
                                       --------  ---------      --------      --------      --------     -----------
TOTAL FROM INVESTMENT OPERATIONS ..       1.68      (1.15)          2.62          1.16         (0.64)          0.36
                                       --------  ---------      --------      --------      --------     -----------
LESS DISTRIBUTIONS:
  From Net Investment Income                --      (0.01)            --(b)         --            --             --
  From Net Realized Capital Gains
                                         (0.93)     (1.23)            --            --            --             --
                                       --------  ---------      --------      --------      --------     -----------
  Total Distributions .............      (0.93)     (1.24)            --            --            --             --
                                       --------  ---------      --------      --------      --------     -----------
NET ASSET VALUE, END OF PERIOD ....    $ 11.86    $ 11.11       $ 13.50       $  10.88      $   9.72     $    10.36
                                       ========  =========      ========      ========      ========     ===========
TOTAL RETURN (e) ..................      15.54%     (9.30)%       24.11%         11.98%        (6.18)%         3.60%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets at End of
    Period (000's) ................    $ 4,027    $ 6,094       $ 8,161       $ 11,179      $ 10,484     $   10,066
  Ratios to Average Net Assets:
    Expenses including reimbursement/
       waiver of fees .............       1.35%(d)   1.35%         1.35%          1.35%         1.35%          1.35%(d)
    Expenses excluding reimbursement/
       waiver of fees .............       2.37%(d)   3.43%         2.59%          2.28%         2.47%          4.33%(d)
    Net investment income (loss)
       including reimbursement/
       waiver of fees .............      (0.47)%(d) (0.12)%       (0.03)%        (0.03)%       (0.06)%        (0.13)%(d)
  Portfolio Turnover Rate .........         53 %(c)   149 %         141 %          175 %         166 %           12 %(c)

(a) For the period August 1, 1997 (Commencement of investment operations) through October 31, 1997.
(b)   Amount was less than $0.01 per share.
(c)   Not annualized.
(d)   Annualized.
(e) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                SIX
                                              MONTHS
                                               ENDED                      FOR THE YEAR ENDED OCTOBER 31,
                                             APRIL 30,   ------------------------------------------------------------------
                                               2002         2001          2000          1999          1998          1997
                                            ----------   ---------      --------      --------      --------      ---------
                                           (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD ..     $    13.50   $   16.18      $  13.10      $  12.91      $  17.67      $   13.05
                                            ----------   ---------      --------      --------      --------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..........          (0.04)      (0.12)        (0.09)        (0.08)        (0.02)         (0.05)
   Net Realized and Unrealized Gain
     (Loss) on Investments ............           1.32        0.89          3.74          0.51         (2.05)          5.65
                                            ----------   ---------      --------      --------      --------      ---------
TOTAL FROM INVESTMENT OPERATIONS ......           1.28        0.77          3.65          0.43         (2.07)          5.60
                                            ----------   ---------      --------      --------      --------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income .........             --          --            --            --            --             --
   From Net Realized Capital Gains ....          (1.10)      (3.45)        (0.57)        (0.24)        (2.69)         (0.98)
                                            ----------   ---------      --------      --------      --------      ---------
   Total Distributions ................          (1.10)      (3.45)        (0.57)        (0.24)        (2.69)         (0.98)
                                            ----------   ---------      --------      --------      --------      ---------
NET ASSET VALUE, END OF PERIOD ........     $    13.68   $   13.50      $  16.18      $  13.10      $  12.91      $   17.67
                                            ==========   =========      ========      ========      ========      =========

TOTAL RETURN (a) ......................           9.98%       5.17%        28.98%         3.40%       (13.29)%        48.46%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's).     $   43,981   $  40,655      $ 53,240      $ 60,206      $ 67,814      $  96,709
   Ratios to Average Net Assets:
     Expenses including reimbursement/
       waiver of fees .................           1.62%(b)    1.66%         1.44%         1.50%         1.29%          1.32%
     Expenses excluding reimbursement/
       waiver of fees .................           1.62%(b)    1.66%         1.44%         1.50%         1.29%          1.32%
     Net investment income (loss)
       including reimbursement/
       waiver of fees .................          (0.68)%(b)  (0.73)%       (0.39)%       (0.54)%       (0.14)%        (0.36)%
   Portfolio Turnover Rate ............             45%(c)      92 %         104 %         102 %          88 %           77 %

(a) Total return calculations for a period of less than one year are not annualized.
(b)   Annualized.
(c)   Not annualized.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002 (UNAUDITED)

NOTE 1 - ORGANIZATION

Schroder Capital Funds (Delaware) ("SCFD"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares which are divided into seven separate investment portfolios, six of which are included in this report: Schroder Emerging Markets Fund, Schroder International Fund, Schroder International Smaller Companies Fund, Schroder Ultra Fund, Schroder U.S. Large Cap Equity
Fund and Schroder U.S. Smaller Companies Fund (collectively, the "SCFD Funds").

Schroder Series Trust ("SST"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into two separate investment portfolios -- Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund (collectively, the "SST Funds" and, together with the SCFD Funds, the "Funds").

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabil-ities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Options on indices or exchange-trade fund (ETF) shares are valued at the closing mid-market price. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value, unless the investment adviser believes another valuation is more appropriate. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Funds' Boards of Trustees ("Trustees").

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy (other than Schroder U.S. Large Cap Equity Fund which is prohibited from investing in repurchase agreements) that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on realized gains and unrealized appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on average net assets or another appropriate methodology.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION COSTS: Costs incurred by the Funds in connection with their organizations are amortized on a straight-line basis over a five-year period.

FEDERAL INCOME TAXES: It is the policy of the Funds for each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

As of October 31, 2001, the Funds listed below had net tax basis capital loss carryforwards, for federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                                                  Expiration
                                                                                                    Dates
         Fund                                                                     Amount          October 31,
         ----                                                                  -----------       --------------
         Schroder Emerging Markets Fund ....................................   $ 2,912,590             2008
                                                                                 9,323,377             2009
         Schroder International Fund .......................................     9,620,366             2009
         Schroder International Smaller Companies Fund .....................     1,911,634             2009
         Schroder U.S. Large Cap Equity Fund ...............................     3,389,363             2009


Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for losses deferred due to wash sales, net operating losses, passive foreign investment companies, tax treatment of foreign currency, excise tax regulations and gains resulting from redemptions in-kind.

Schroder Small Capitalization Value Fund utilizes earnings and profits distributed to shareholders on redemption of these shares as a part of the dividends paid deduction for income tax purposes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

DERIVATIVE INSTRUMENTS: Certain Funds may purchase and sell a variety of "derivative" instruments (for example options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

REDEMPTIONS IN-KIND: The following Funds had redemptions-in-kind during the year ended October 31, 2001, which are included in total redemptions on the Statement of Changes in Net Assets:

Fund                                                                              Amount                Shares
----                                                                              ------                ------
Schroder International Fund ................................................ $  25,904,638             2,856,079
Schroder U.S. Smaller Companies Fund .......................................    28,835,125             1,968,268


Schroder International Fund and Schroder U.S. Smaller Companies Fund realized $1,573,068 of net capital losses and $5,925,795 of net capital gains, respectively, resulting from in-kind redemptions -- in which shareholders exchange Fund shares for securities held by the Fund rather than for cash. Because net gains are not taxable to the Fund, and are not distributed to shareholders, they are reclassified from accumulated net realized gains/(losses) to paid-in capital.

EQUITY-LINKED WARRANTS: The Emerging Markets and International Funds each may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and became effective for the Funds' fiscal year beginning November 1, 2001. The Funds do not anticipate changing their accounting policies as a result thereof.

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SCHRODER MUTUAL FUNDS
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

NOTE 3 - INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America Inc., ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 1.00% for Schroder Emerging Markets Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder International Fund; 0.85% for Schroder International Smaller Companies Fund; 1.25% for Schroder Ultra Fund; 0.75% of the first $100 million, and 0.50% in excess of $100 million for Schroder U.S. Large Cap Equity Fund; 0.50% up to $100 million,
0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder U.S. Smaller Companies Fund; 0.90% for Schroder MidCap Value Fund; and 0.95% for Schroder Small Capitalization Value Fund. SIMNA has contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2002 to the annual rate of 0.45% of that Fund's average daily net assets. In addition, through January 27, 2002 SIMNA agreed to waive 0.10% of the advisory fees payable by Schroder International Smaller Companies Fund. SIMNA also agreed to limit the advisory fees paid to it by Schroder U.S. Large Cap Equity Fund to 0.50% through January 27, 2002.

The administrator of each series of SCFD (other than Schroder U.S. Large Cap Equity Fund) is Schroder Fund Advisors Inc. ("Schroder Advisors") a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.225% of the average daily net assets of Schroder International Fund; and 0.25% of the average daily net assets of Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder Ultra Fund and Schroder U.S. Smaller Companies Fund.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Mutual Fund Services ("SEI") and Schroder Advisors and SST entered into an administration and accounting agreement with SEI. From June 1, 1999 to November 4, 2001, the Funds received sub-administration and accounting services from State Street Bank and Trust Company ("State Street"). Under the agreement with SEI, the Funds, together with all mutual funds managed by Schroder, pay fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according the following annual rates: 0.15% on the first $300 million of such assets and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses.

From June 1, 1999 to November 4, 2001, State Street received fees from the Funds based in the combined average daily net assets of all the Funds in the Schroder Fund complex according to the following annual rates: 0.06% on the first $1.7 billion of such assets; 0.04% on the next $1.7 billion of such assets; and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Such minimum charges were increased for the period June 1, 2001 to November 4, 2001.

In order to limit the Fund's expenses, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) for the six months ended April 30, 2002, to the extent a Fund's Investor Shares total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Investor Shares taken separately): Schroder Emerging Markets Fund: 1.70%; Schroder International Fund: 0.99%; Schroder International Smaller Companies Fund:
1.50%; Schroder Ultra Fund: 2.00%; Schroder U.S. Large Cap Equity Fund:
1.50%; Schroder U.S. Smaller Companies Fund: 1.49%; Schroder MidCap Value Fund:
1.35%; and Schroder Small Capitalization Value Fund: 1.70%. Except as noted in the following sentence, these contractural expense limitations were extended through October 31, 2002. Effective January 28, 2002 through October 31, 2002 the expense limitation for Schroder International Fund was increased to 1.25% and there is no longer any limitation on the expenses of Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund or Schroder U.S. Smaller Companies Fund.

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SCHRODER MUTUAL FUNDS
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

NOTE 4 - REDEMPTION FEE

Schroder International Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) three months or less from their date of purchase. This charge is designed to cover transaction costs that the Fund incurs (directly and indirectly) as a result of its sale of portfolio securities. The fee, which is not a sales charge, is retained by the Fund and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statement of Changes in Net Assets shares redeemed amount, and are included as part of Capital Paid-in on the Statement of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after November 1, 2001. The redemption fee paid to the Fund for the six months ended April 30, 2002 was $1,949.

NOTE 5 - TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

NOTE 6 - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the six months ended April 30, 2002 were as follows:

                                                             PURCHASES                 SALES
                                                          --------------          ---------------
Schroder Emerging Markets Fund .........................  $   30,382,602          $    32,115,742
Schroder International Fund ............................      10,439,951               18,335,630
Schroder International Smaller
   Companies Fund ......................................      11,070,066                7,491,595
Schroder Ultra Fund ....................................     364,844,906              362,703,236
Schroder U.S. Large Cap Equity Fund ....................       4,985,006               12,244,277
Schroder U.S. Smaller Companies Fund ...................      37,502,220               19,053,015
Schroder MidCap Value Fund .............................       2,350,844                4,741,304
Schroder Small Capitalization Value Fund ...............      19,690,109               18,896,030


There were no purchases or sales of U.S. Government securities.

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SCHRODER MUTUAL FUNDS
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

At April 30, 2002 the identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

                                                                       GROSS UNREALIZED             NET UNREALIZED
                                                                                                     APPRECIATION/
                                               IDENTIFIED COST    APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                               ---------------    ------------     ------------     --------------
Schroder Emerging Markets Fund ...............  $  30,183,006     $ 6,175,053      $ (1,602,632)     $  4,572,421
Schroder International Fund ..................     10,072,303         600,115          (687,348)          (87,233)
Schroder International Smaller
   Companies Fund ............................     29,925,828       4,054,963        (4,153,297)          (98,334)
Schroder Ultra Fund ..........................    194,726,350      27,096,684        (3,516,988)       23,579,696
Schroder U.S. Large Cap Equity Fund ..........     12,955,318       1,076,715        (1,964,392)         (887,677)
Schroder U.S. Smaller Companies Fund .........     47,440,683       7,332,869        (2,095,170)        5,237,699
Schroder MidCap Value Fund ...................      3,291,981         852,565          (174,264)          678,301
Schroder Small Capitalization
   Value Fund ................................     34,896,565       9,646,968          (723,391)        8,923,577


The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at April 30, 2002.

NOTE 7 - PORTFOLIO INVESTMENT RISKS

Schroder International Fund has a relatively large number of portfolio securities invested in companies domiciled in France, Germany, Japan, the Netherlands, Switzerland and the United Kingdom. Schroder International Smaller Companies Fund has a relatively large number of portfolio securities invested in companies domiciled in the United Kingdom, France and Japan. The Funds may be more susceptible to political, social and economic events adversely affecting those countries than securities not so invested.

Schroder Emerging Markets Fund may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Fund invests in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Option contracts involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Options also involve the risk that the other party to the transaction will be unable to meet its obligation or that the Funds will be unable to close out the position at any particular time or at an acceptable price.

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SCHRODER MUTUAL FUNDS
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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
APRIL 30, 2002 (UNAUDITED)

NOTE 8 - BENEFICIAL INTEREST

The following table shows the number of shareholders each owning beneficially or of record 5% or more of shares of a Fund outstanding as of April 30, 2002 and the total percentage of shares of the Fund held by such shareholders.

                                                                                     5% OR GREATER SHAREHOLDERS
                                                                                   -----------------------------
                                                                                   NUMBER         % OF FUND HELD
                                                                                   ------         --------------
Schroder Emerging Markets Fund ................................................      5                95.31%
Schroder International Fund ...................................................      2                62.60%
Schroder International Smaller Companies Fund .................................      3                75.97%
Schroder Ultra Fund ...........................................................      4                64.94%
Schroder U.S. Large Cap Equity Fund ...........................................      4                39.29%
Schroder U.S. Smaller Companies Fund ..........................................      4                70.75%
Schroder MidCap Value Fund ....................................................      6                87.80%
Schroder Small Capitalization Value Fund ......................................      5                44.74%


NOTE 9 - SUBSEQUENT EVENT

At a meeting held June 18, 2002, shareholders of the Schroder International Smaller Companies Fund approved a reorganization of the Fund into Vanguard International Explorer Fund, a new series of Vanguard Whitehall Funds. The Fund will continue to be managed by Schroders, but it will become part of the Vanguard Group of Investment Companies, which consists of more than 100 funds. Shareholders will receive additional information regarding the reorganization under separate cover.

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